Exhibit 10.39

A.A.P.L. FORM 610 - 1989

                  MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT
DATED

November 1

, 2006 ,

year

OPERATOR MARATHON OIL COMPANY

CONTRACT AREA Covering approximately 9197.83 acres of land, more or less, and being the same land described on Exhibit "A" and Exhibit "A"-1 attached hereto and made a [part hereof.

JOA covers depths from the surface to the stratigraphic equivalent depth of the base of the Rodessa, as defined by the measured depth of eight thousand five hundred twenty one feet (8521') in the Broughton Operating, Shiloh No. 1 Well, API: 42-161-31473-0000.

COUNTY OR PARISH OF Freestone

, STATE OF Texas

COPYRIGHT 1989 - ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM.

A.A.P.L. NO. 610 - 1989

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

TABLE OF CONTENTS

Article

Title

Page

I. DEFINITIONS

1

II. EXHIBITS

1

III. INTERESTS OF PARTIES

2

A.

OIL AND GAS INTERESTS:

2

B.

INTERESTS OF PARTIES IN COSTS AND PRODUCTION...

2

C.

SUBSEQUENTLY CREATED INTERESTS:

2

IV. TITLES

2

A.

TITLE EXAMINATION:

2

B.

LOSS OR FAILURE OF TITLE:

3

1.

Failure of Title

3

2.

Loss by Non-Payment or Erroneous Payment of Amount Due

3

3.

Other Losses

3

4.

Curing Title

3

V. OPERATOR

4

A. DESIGNATION AND RESPONSIBILITIES OF OPERATOR:

4

B. RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR:

4

1.

Resignation or Removal of Operator

4

2.

Selection of Successor Operator

4

3.

Effect of Bankruptcy

4

C. EMPLOYEES AND CONTRACTORS:

4

D. RIGHTS AND DUTIES OF OPERATOR:

4

1.

Competitive Rates and Use of Affiliates

4

2.

Discharge of Joint Account Obligations

4

3.

Protection from Liens

4

4.

Custody of Funds

5

5.

Access to Contract Area and Records

5

6.

Filing and Furnishing Governmental Reports

5

7.

Drilling and Testing Operations

5

8.

Cost Estimates

5

9.

Insurance

5

VI. DRILLING AND DEVELOPMENT

5

A. INITIAL WELL:

5

B. SUBSEQUENT OPERATIONS:

5

1.

Proposed Operations

5

2.

Operations by Less Than All Parties

6

3.

Stand-By Costs

7

4.

Deepening

8

5.

Sidetracking

8

6.

Order of Preference of Operations

8

7.

Conformity to Spacing Pattern

9

8.

Paying Wells

9

C. COMPLETION OF WELLS; REWORKING AND PLUGGING BACK:

9

1.

Completion

9

2.

Rework, Recomplete or Plug Back

9

D. OTHER OPERATIONS:

9

E. ABANDONMENT OF WELLS:

9

1.

Abandonment of Dry Holes

9

2.

Abandonment of Wells That Have Produced

10

3.

Abandonment of Non-Consent Operations

 10

F. TERMINATION OF OPERATIONS•

10

G. TAKING PRODUCTION IN KIND:

10

(Option 1) Gas Balancing Agreement

10

(Option 2) No Gas Balancing Agreement

11

VII. EXPENDITURES AND LIABILITY OF PARTIES

11

A. LIABILITY OF PARTIES:

11

B. LIENS AND SECURITY INTERESTS:

12

C. ADVANCES:

12

D. DEFAULTS AND REMEDIES•

12

1.

Suspension of Rights

13

2.

Suit for Damages

13

3.

Deemed Non-Consent

13

4.

Advance Payment

13

5.

Costs and Attorneys' Fees

13

E. RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES:

13

F. TAXES:

13

VIII. ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

14

A.

SURRENDER OF LEASES:

14

B.

RENEWAL OR EXTENSION OF LEASES:

14

C.

ACREAGE OR CASH CONTRIBUTIONS:

14

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

TABLE OF CONTENTS

D.

ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:

15

E.

WAIVER OF RIGHTS TO PARTITION:

15

F.

PREFERENTIAL RIGHT TO PURCHASE:

15

IX. INTERNAL REVENUE CODE ELECTION

15

X. CLAIMS AND LAWSUITS

15

XI. FORCE MAJEURE

16

XII. NOTICES

16

XIII. TERM OF AGREEMENT

16

XIV. COMPLIANCE WITH LAWS AND REGULATIONS

16

A.

LAWS, REGULATIONS AND ORDERS •

16

B.

GOVERNING LAW:

16

C.

REGULATORY AGENCIES:

16

XV. MISCELLANEOUS

17

A.

EXECUTION:

17

B.

SUCCESSORS AND ASSIGNS •

 17

C.

COUNTERPARTS

•

17

D.

SEVERABILITY

17

XVI. OTHER PROVISIONS

17

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

OPERATING AGREEMENT

2

THIS AGREEMENT, entered into by and between  MARATHON OIL COMPANY

3

hereinafter designated and referred to as "Operator," and the signatory party or parties other than Operator, sometimes

4

hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators."

5

WITNESSETH:

6

WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land

7

identified in Exhibit "A," and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil

8

and Gas interests for the production of Oil and Gas to the extent and as hereinafter provided,

9

NOW, THEREFORE, it is agreed as follows:

10

ARTICLE I.

11

DEFINITIONS

12

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

13

A. The term "AFE" shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of

14

estimating the costs to be incurred in conducting an operation hereunder.

15

B. The term "Completion" or "Complete" shall mean a single operation intended to complete a well as a producer of Oil

16

and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation

17

and production testing conducted in such operation.

18

C. The term "Contract Area" shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be

19

developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas

20

Interests are described in Exhibit "A."

21

D. The term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest

22

Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the

23

lesser.

24

E. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the

25

cost of any operation conducted under the provisions of this agreement.

26

F. The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal

27

body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as

28

established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

29

G. The term "Drillsite" shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be

30

located.

31

H. The term "Initial Well" shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

32

1. The term "Non-Consent Well" shall mean a well in which less than all parties have conducted an operation as

33

provided in Article VI.B.2.

34

J. The terms "Non-Drilling Party" and "Non-Consenting Party" shall mean a party who elects not to participate in a

35

proposed operation.

36

K. The term "Oil and Gas" shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous

37

hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is

38

specifically stated.

39

L. The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts

40

of land lying within the Contract Area which are owned by parties to this agreement.

41

M. The terms "Oil and Gas Lease," "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein

42

covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

43

N. The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a

44

Completion in a shallower Zone.

45

0. The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned

46

in order to attempt a Completion in a different Zone within the existing wellbore.

47

P. The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure,

48

restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but

49

are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking,

50

Deepening, Completing, Recompleting, or Plugging Back of a well.

51

Q. The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical  so as to

52

change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other

53

mechanical difficulties.

54

R. The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and

55

Gas separately producible from any other common accumulation of Oil and Gas.

56

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes

57

natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

58

ARTICLE II.

59

EXHIBITS

60

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

61

x

A. Exhibit "A," shall include the following information:

62

(1) Description of lands subject to this agreement,

63

(2) Restrictions, if any, as to depths, formations, or substances,

64

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

65

(4) Percentages or fractional interests of parties to this agreement,

66

(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

67

(6) Burdens on production.

68

x

B. Exhibit "B," Form of Lease.

69

x

C. Exhibit "C," Accounting Procedure.

70

x

D. Exhibit "D," Insurance.

71

x

E. Exhibit "E," Gas Balancing Agreement.

72

x

F. Exhibit "F," Non-Discrimination and Certification of Non-Segregated Facilities.

73

x

G. Exhibit "G,"  Tax Partnership. ESCALATION OF LIMITATION OF EXPENDITURES

74

x           H. Other:  MEMORANDUM OF OPERATING AGREEMENT/SECURITY AGREEMENT

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

If any provision of any exhibit, except Exhibits "E," "F" and "G," is inconsistent with any provision contained in

2

the body of this agreement, the provisions in the body of this agreement shall prevail.

3

ARTICLE III.

4

INTERESTS OF PARTIES

5

A. Oil and Gas Interests:

6

If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this

7

agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit "B,"

8

and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.

9

B. Interests of Parties in Costs and Production:

10

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne

11

and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their

12

interests are set forth in Exhibit "A." In the same manner, the parties shall also own all production of Oil and Gas from the

13

Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

14

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other

15

burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or

16

cause to be paid or delivered, all burdens on its share of the production from the Contract Area up to, but not in excess of,

17

one-eighth (1/8)

and shall indemnify, defend and hold the other parties free from any liability therefor.

18

Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is

19

burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts

20

stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend

21

and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as

22

the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to

23

be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s)

24

which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any

25

liability therefor.

26

No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party's

27

lessor or royalty owner, and if such other party's lessor or royalty owner should demand and receive settlement on a higher

28

price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

29

Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby,

30

and in the event two or more parties contribute to this agreement jointly owned Leases, the parties' undivided interests in

31

said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

32

C. Subsequently Created Interests:

33

If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security

34

for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production

35

payment, net profits interest, assignment of production or other burden payable out of production attributable to its working

36

interest hereunder, such burden shall be deemed a "Subsequently Created Interest."  Further, if any party has contributed

37

hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden

38

payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A," such

39

burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party's

40

Lease or Interest to exceed the amount stipulated in Article III.B. above.

41

The party whose interest is burdened with the Subsequently Created Interest (the ''Burdened Party") shall assume and

42

alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other

43

parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses

44

chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the

45

same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required

46

under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the

47

production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of

48

said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or

49

parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

50

ARTICLE IV.

51

TITLES

52

A. Title Examination:

53

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and,

54

if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire

55

Drilling Unit, or maximum anticipated Drilling Unit, of the well.  The opinion will include the ownership of the working

56

interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.  Each party contributing

57

Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator

58

all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of

59

charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the

60

examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or

61

by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party. Costs incurred by Operator in

62

procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty

63

opinions and division order title opinions) and other direct charges as provided in Exhibit "C" shall be borne by the Drilling

64

Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such

65

interests appear in Exhibit "A." Operator shall make no charge for services rendered by its staff attomeys or other personnel

66

in the performance of the above functions.

67

Each party shall be responsible for securing curative matter and pooling amendments or agreements required in

68

connection with Leases or Oil and Gas Interests contributed by such party. Operator shall be responsible for the preparation

69

and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings

70

before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to

71

the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings.

72

Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental

73

agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct

74

charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C."

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above

2

functions.

3

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has

4

been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by

5

all of the Drilling Parties in such well.

6

B. Loss or Failure of Title:

7

1. Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a

8

reduction of interest from that shown on Exhibit "A," the party credited with contributing the affected Lease or Interest

9

(including, if applicable, a successor in interest to such party) shall have ninety (90) days from final determination of title

10

failure to acquire a new lease or other instrument curing the entirety of the title failure, which acquisition will not be subject

11

to Article VIII.B., and failing to do so, this agreement, nevertheless, shall continue in force as to all remaining Oil and Gas

12

Leases and Interests; and,

13

(a) The party credited with contributing the Oil and Gas Lease or Interest affected by the title failure (including, if

14

applicable, a successor in interest to such party) shall bear alone the entire loss and it shall not be entitled to recover from

15

Operator or the other parties any development or operating costs which it may have previously paid or incurred, but there

16

shall be no additional liability on its part to the other parties hereto by reason of such title failure;

17

(b) There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the

18

Lease or Interest which has failed, but the interests of the parties contained on Exhibit "A" shall be revised on an acreage

19

basis, as of the time it is determined finally that title failure has occurred, so that the interest of the party whose Lease or

20

Interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed;

21

(c) If the proportionate interest of the other parties hereto in any producing well previously drilled on the Contract

22

Area is increased by reason of the title failure, the party who bore the costs incurred in connection with such well attributable

23

to the Lease or Interest which has failed shall receive the proceeds attributable to the increase in such interest (less costs and

24

burdens attributable thereto) until it has been reimbursed for unrecovered costs paid by it in connection with such well

25

attributable to such failed Lease or Interest;

26

(d) Should any person not a party to this agreement, who is determined to be the owner of any Lease or Interest

27

which has failed, pay in any manner any part of the cost of operation, development, or equipment, such amount shall be paid

28

to the party or parties who bore the costs which are so refunded;

29

(e) Any liability to account to a person not a party to this agreement for prior production of Oil and Gas which arises

30

by reason of title failure shall be borne severally by each party (including a predecessor to a current party) who received

31

production for which such accounting is required based on the amount of such production received, and each such party shall

32

severally indemnify, defend and hold harmless all other parties hereto for any such liability to account;

33

(f) No charge shall be made to the joint account for legal expenses, fees or salaries in connection with the defense of

34

the Lease or Interest claimed to have failed, but if the party contributing such Lease or Interest hereto elects to defend its title

35

it shall bear all expenses in connection therewith; and

36

(g) If any party is given credit on Exhibit "A" to a Lease or Interest which is limited solely to ownership of an

37

interest in the wellbore of any well or wells and the production therefrom, such party's absence of interest in the remainder

38

of the Contract Area shall be considered a Failure of Title as to such remaining Contract Area unless that absence of interest

39

is reflected on Exhibit "A."

40

2. Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well

41

payment, minimum royalty or royalty payment, or other payment necessary to maintain all or a portion of an Oil and Gas

42

Lease or interest is not paid or is erroneously paid, and as a result a Lease or Interest terminates, there shall be no monetary

43

liability against the party who failed to make such payment. Unless the party who failed to make the required payment

44

secures a new Lease or Interest covering the same interest within ninety (90) days from the discovery of the failure to make

45

proper payment, which acquisition will not be subject to Article VIII.B., the interests of the parties reflected on Exhibit "A"

46

shall be revised on an acreage basis, effective as of the date of tennination of the Lease or Interest involved, and the party

47

who failed to make proper payment will no longer be credited with an interest in the Contract Area on account of ownership

48

of the Lease or Interest which has terminated. If the party who failed to make the required payment shall not have been fully

49

reimbursed, at the time of the loss, from the proceeds of the sale of Oil and Gas attributable to the lost Lease or Interest,

50

calculated on an acreage basis, for the development and operating costs previously paid on account of such Lease or Interest,

51

it shall be reimbursed for unrecovered actual costs previously paid by it (but not for its share of the cost of any dry hole

52

previously drilled or wells previously abandoned) from so much of the following as is necessary to effect reimbursement:

53

(a) Proceeds of Oil and Gas produced prior to termination of the Lease or Interest, less operating expenses and lease

54

burdens chargeable hereunder to the person who failed to make payment, previously accrued to the credit of the lost Lease or

55

Interest, on an acreage basis, up to the amount of unrecovered costs;

56

(b) Proceeds of Oil and Gas, less operating expenses and lease burdens chargeable hereunder to the person who failed

57

to make payment, up to the amount of unrecovered costs attributable to that portion of Oil and Gas thereafter produced and

58

marketed (excluding production from any wells thereafter drilled) which, in the absence of such Lease or Interest termination,

59

would be attributable to the lost Lease or Interest on an acreage basis and which as a result of such Lease or Interest

60

termination is credited to other parties, the proceeds of said portion of the Oil and Gas to be contributed by the other parties

61

in proportion to their respective interests reflected on Exhibit "A"; and,

62

(c) Any monies, up to the amount of unrecovered costs, that may be paid by any party who is, or becomes, the owner

63

of the Lease or Interest lost, for the privilege of participating in the Contract Area or becoming a party to this agreement.

64

3. Other Losses: All losses of Leases or Interests committed to this agreement, other than those set forth in Articles

65

IV.B.1. and IV.B.2. above, shall be joint losses and shall be borne by all parties in proportion to their interests shown on

66

Exhibit "A." This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because

67

express or implied covenants have not been perfonned (other than performance which requires only the payment of money),

68

and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no

69

readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

70

4. Curing Title: In the event of a Failure of Title under Article IV.B.1. or a loss of title under Article IV.B.2. above, any

71

Lease or Interest acquired by any party hereto (other than the party whose interest has failed or was lost) during the ninety

72

(90) day period provided by Article IV.B.1. and Article IV.B.2. above covering all or a portion of the interest that has failed

73

or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B.

74

shall not apply to such acquisition.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

ARTICLE V.

2

OPERATOR

3

A. Designation and Responsibilities of Operator:

4

MARATHON OIL COMPANY

shall be the Operator of the Contract Area, and shall conduct

5

and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of

6

this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor

7

not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance

8

with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the

9

Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third

10

party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike

11

manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and

12

regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred

13

except such as may result from gross negligence or willful misconduct.

14

B. Resignation or Removal of Operator and Selection of Successor:

15

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators.

16

If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of

17

serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a

18

successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest

19

based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator; such vote shall not be

20

deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and

21

Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concems an

22

operation then being conducted, within forty-eight (48) hours of its receipt of the notice. For purposes hereof, "good cause" shall

23

mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of

24

operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

25

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first

26

day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator

27

or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of

28

Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a

29

Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator's interest to any single

30

subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

31

2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a

32

successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an

33

interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the

34

affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A";

35

provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to

36

succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority

37

interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was

38

removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to

39

the operations conducted by the former Operator to the extent such records and data are not already in the possession of the

40

successor operator. Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint

41

account.

42

3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have

43

resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal

44

bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all

45

Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or

46

assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in

47

possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators,

48

except the selection of a successor. During the period of time the operating committee controls operations, all actions shall

49

require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A." In

50

the event there are only two (2) parties to this agreement, during the period of time the operating committee controls

51

operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a

52

member of the operating committee, and all actions shall require the approval of two (2) members of the operating

53

committee without regard for their interest in the Contract Area based on Exhibit "A."

54

C. Employees and Contractors:

55

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the

56

hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or

57

contractors shall be the employees or contractors of Operator.

58

D. Rights and Duties of Operator:

59

1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive

60

contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in

61

the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area

62     and such work shall be performed by

63       Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors

64

who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator

65

shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and

66

standards prevailing in the industry.

67

2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay

68

and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall

69

charge each of the parties hereto with their respective proportionate shares basis.  Principal

70

Operator shall keep an accurate record of the joint account hereunder,/ showing expenses incurred and charges and credits

71

made and received.

72

3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts

73

of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in

74

respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or

2

materials supplied.

3

4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced

4

or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the

5

Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until

6

used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as

7

provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator

8

and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in

9

this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the

10

parties otherwise specifically agree.

consenting

11

5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each / Non-Operator

12

or its duly authorized representative, at the Non-Operator's sole risk and cost, full and free access at all reasonable times to

13

all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of

14

operations conducted thereon or production therefrom, including Operator's books and records relating thereto.  Such access

15

rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate

16

Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such

17

interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any

18

and all reports and information obtained by Operator in connection with production and related items, including, without

19

limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding

20

purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the

21

information.

Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures provisions

Also, during the period of time Consenting Parties

22

shall be conducted in accordance with the audit / protocol specified in Exhibit "C." / are entitled to receive Non-Consenting Party's share of production, or the proceeds therefrom, the Non-Consenting Parties will be denied access to the well location and well

23

information.

24

6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to

25

each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications

26

required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder.

27

Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

28

7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not

29

limited to the Initial Well:

30

(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which

31

drilling operations are commenced.

32

(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well

33

as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

34

(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing

35

Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted

36

hereunder.

37

8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs

38

incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement.

39

Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

40

9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers

41

compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-

42

insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall

43

be as provided in Exhibit "C." Operator shall also carry or provide insurance for the benefit of the joint account of the parties

44

as outlined in Exhibit "D" attached hereto and made a part hereof. Operator shall require all contractors engaged in work on

45

or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted

46

and to maintain such other insurance as Operator may require.

47

In the event automobile liability insurance is specified in said Exhibit "D," or subsequently receives the approval of the

48

parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive

49

equipment.

50

ARTICLE VI.

51

DRILLING AND DEVELOPMENT

52

A. Initial Well:

have the option. but not the obligation to

53

On or before the  1st

day of

October

2007  , Operator shall /commence the drilling of the Initial

54

Well at the following location:

55

At a location determined by Operator within the contract area.

56

57

58

59

60

61

and shall thereafter continue the drilling of the well with due diligence to

62

63

64

65

66

67

68

The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation

69

in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.

70

B. Subsequent Operations:

71

1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or

72

if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of

73

producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under

74

this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be

2

performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a

3

notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work

4

whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to

5

Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-

6

eight (48) hours, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply

7

within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation.

8

Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties

9

within the time and in the manner provided in Article VI.B.6.

10

If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be

11

contractually committed to participate therein provided such operations are commenced within the time period hereafter set

12

forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as

13

promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case

14

may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of

15

the parties participating therein; provided, however, said commencement date may be extended upon written notice of same

16

by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such

17

additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-

18

way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or

19

acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as

20

specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct

21

said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior

22

proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or

23

Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation,

24

reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance

25

with Article VI.B.5. in the event of a Sidetracking operation.

26

2. Operations by Less Than All Parties:

27

(a) Determination of Participation. If any party to whom such notice is delivered as provided in Article VI.B.1. or

28

VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this

29

Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no

30

later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the

31

expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the

32

proposed operation and complete it with due diligence. Operator shall perfonn all work for the account of the Consenting

33

Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party,

34

the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the

35

account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The

36

rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party

37

designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when

38

conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this

39

agreement.

40

If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the

41

applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its

42

recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party,

43

within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the

44

proposing party of its desire to (i) limit participation to such party's interest as shown on Exhibit "A" or (ii) carry only its

45

proportionate part (determined by dividing such party's interest in the Contract Area by the interests of all Consenting Parties in

46

the Contract Area) of Non-Consenting Parties' interests, or (iii) carry its proportionate part (determined as provided in (ii)) of

47

Non-Consenting Parties' interests together with all or a portion of its proportionate part of any Non-Consenting Parties'

48

interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a

49

Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its

50

proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a

51

drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a

52

total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may

53

withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10)

54

days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period.

55

If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties

56

of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the

57

period provided in Article VI.B.I., subject to the same extension right as provided therein.

58

(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be

59

borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding

60

paragraph.  Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and

61

encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results

62

in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore

63

the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that

64

participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate

65

shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not

66

increased by the subsequent operations of the Consenting Parties.  If any well drilled, Reworked, Sidetracked, Deepened,

67

Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in

68

paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the

69

well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the

70

expense and for the account of the Consenting Parties.  Upon commencement of operations for the drilling, Reworking,

71

Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the

72

provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the

73

Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-

74

Consenting Party's interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-

2

Consenting Party's interest in the production obtained from the operation in which the Non-Consenting Party did not elect

3

to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or

4

market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes,

5

royalty, overriding royalty and other interests not excepted by Article 111.C. payable out of or measured by the production

6

from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

7

(i)

100

% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment

8

beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and

9

piping), plus 100% of each such Non-Consenting Party's share of the cost of operation of the well commencing with first

10

production and continuing until each such Non-Consenting Party's relinquished interest shall revert to it under other

11

provisions of this Article, it being agreed that each Non-Consenting Party's share of all parties'

costs and equipment will be that

12

interest which would have been chargeable to such Non-Consenting Party had / it participated in the well from the beginning

13

of the operations; and

14

(ii)

300

% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening,

15

Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C.,

16

and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections),

17

which would have been chargeable to such Non-Consenting Party if /it had participated therein.

18

Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone

19

described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable

20

substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each

21

Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a

22

shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-

23

Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the

24

cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a).  If any such Non-

25

Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions

26

of this Article VI.B 2. (b) shall apply to such party's interest.

27

(c) Reworking, Recompleting or Plugging, Back. An election not to participate in the drilling, Sidetracking or

28

Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in

29

such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full

30

recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount.  Similarly, an election not to

31

participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking

32

operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at

33

any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount.  Any such

34

Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the

35

cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties   300

% of

36

that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to

37

such Non-Consenting Party had it participated therein.  If such a Reworking, Recompleting or Plugging Back operation is

38

proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting

39

Parties in said well.

40

(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party's

41

share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem,

42

production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to

43

Non-Consenting Party's share of production not excepted by Article 111.C.

44

In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting

45

Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all

46

such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back,

47

Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each

48

party receiving its proportionate part in kind or in value, less cost of salvage.

49

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations

50

for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to

51

the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing,

52

Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement

53

of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the

54

Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties

55

shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of

56

the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from

57

the sale of the well's working interest production during the preceding month. In determining the quantity of Oil and Gas

58

produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or

59

periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with

60

any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited

61

against the total unretumed costs of the work done and of the equipment purchased in determining when the interest of such

62

Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-

63

Consenting Party.

64

if and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided

65

for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day

66

following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall

67

own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as

68

such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking,

69

Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and

70

shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this

71

agreement and Exhibit "C" attached hereto.

72

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have

73

been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise

74

terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party's notice proposing a Reworking,

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required

2

under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening

3

operation just completed.  Stand-by costs subsequent to all parties responding, or expiration of the response time permitted,

4

whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms

5

of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation,

6

but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated

7

between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total

8

interest as shown on Exhibit "A" of all Consenting Parties.

9

In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party

10

may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in

11

Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended

12

response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending

13

the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be

14

allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's

15

interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties.

16

4. Deepening: if less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed

17

pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article

18

VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone

19

of which the parties were given notice under Article VI.B.1. ("Initial Objective"). Such well shall not be Deepened beyond the

20

Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate

21

in the Deepening operation.

22

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective,

23

such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-

24

Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to

25

participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation

26

is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation,

27

such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

28

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying

29

quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs

30

and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-

31

Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting

32

Party's share of the cost of Deepening and of participating in any further operations on the well in accordance with the other

33

provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well

34

incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the

35

sole account of Consenting Parties.

36

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing

37

in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or

38

reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and

39

equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less

40

those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall

41

also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties' proportionate part (based

42

on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent

43

Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in

44

connection with such well shall be determined in accordance with Exhibit "C." If the Consenting Parties have recouped the

45

cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-

46

Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the

47

well for Deepening

48

The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior

49

to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article

50

VI.F.

51

5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an

52

interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its

53

proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore

54

to be utilized as follows:

55

(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs

56

incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

57

       (b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of

58

such party's proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth

59

at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party's

60

proportionate share of the cost of the well's salvable materials and equipment down to the depth at which the Sidetracking

61

operation is initiated shall be determined in accordance with the provisions of Exhibit "C."

62

6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to

63

propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such

64

party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform

65

an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal

66

holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be

67

conducted, to deliver to all parties entitled to participate in the proposed operation such party's alternative proposal, such

68

altemate proposal to contain the same information required to be included in the initial proposal. Each party receiving such

69

proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within

70

twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the

71

subject of the proposals, to participate in one of the competing proposals. Any party not electing within the time required

72

shall be deemed not to have voted.  The proposal receiving the vote of parties owning the largest aggregate percentage

73

interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the

74

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation

2

within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday

3

and legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig

4

is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to

5

relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within

6

such period shall be deemed an election not to participate in the prevailing proposal.

7

7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be

8

proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract

9

Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.

10

8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or

11

Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except

12

with the consent of all parties that have not relinquished interests in the well at the time of such operation.

13

C. Completion of Wells; Reworking and Plugging Back:

14

1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well

15

drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling,

16

Deepening or Sidetracking shall include:

17

❑ Option No. 1:  All necessary expenditures for the drilling, Deepening, or Sidetracking, testing, Completing and

18

equipping of the well, including necessary tankage and/or surface facilities.

19

   x   Option No. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When

20

such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results

21

thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to

22

participate in a Completion attempt whether or not Operator recommends attempting to Complete the well,

23

together with Operator's AFE for Completion costs if not previously provided. The parties receiving such notice

24

shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of

25

notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an

26

accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting

27

with Operator's proposal, to the other parties entitled to participate in such Completion in accordance with the

28

procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all

29

necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface

30

facilities but excluding any stimulation operation not contained on the Completion AFE.  Failure of any party

31

receiving such notice to reply within the period above fixed shall constitute an election by that party not to

32

participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of

33

conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the

34

provision of Article VI.B.2. hereof (the phrase "Reworking, Sidetracking, Deepening, Recompleting or Plugging

35

Back" as contained in Article VI.B.2. shall be deemed to include "Completing") shall apply to the operations

36

thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each

37

separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting

38

Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party

39

in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier

40

Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any

41

recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in

42

which the Completion attempt is made. Election by a previous Non-Consenting party to participate in a subsequent

43

Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable

44

materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt,

45

insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a

46

Completion attempt.

47

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked,

48

Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking,

49

Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and

50

Completing and equipping of said well, including necessary tankage and/or surface facilities.

51

D. Other Operations:

52

Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of

53

Fifty Thousand

Dollars ($  50,000

) except in connection with the

54

drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously

55

authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden

56

emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion

57

are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the

58

emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so

59

requesting an information copy thereof for any single project costing in excess of  Twenty-Five Thousand

Dollars

60

($  25,000.00

). Any party who has not relinquished its interest in a well shall have the right to propose that

61

Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as

62

salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but

63

not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall

64

be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the

65

amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under

66

Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles). Operator shall deliver such

67

proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent

68

of any party or parties owning at least

% of the interests of the parties entitled to participate in such operation,

69

each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated

70

to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms

71

of the proposal.

72 E. Abandonment of Wells:

73

1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has

74

been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

plugged and abandoned without the consent of all parties.

Should Operator, after diligent effort, be unable to contact any

2

party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after

3

delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the

4

proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the

5

cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to

6

plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday,

7

Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such

8

forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of

9

Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct

10

such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and

11

abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party

12

taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against

13

liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and

14

restoring the surface, for which the abandoning parties shall remain proportionately liable.

15

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been

16

conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has

17

been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to

18

such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk

19

and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed

20

abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the

21

proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its

22

operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the

23

applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties

24

against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide

25

proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well

26

within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession

27

of such well and plug and abandon the well.

28

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of

29

the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C," less the estimated cost

30

of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event

31

the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the

32

value of the well's salvable material and equipment, each of the abandoning parties shall tender to the panics continuing

33

operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning

34

parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all

35

of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only

36

insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the

37

interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-

38

abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of

39

one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form

40

attached as Exhibit "B." The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.

41

The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their

42

respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract

43

Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

44

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production

45

from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon

46

request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and

47

charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate

48

ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor

49

shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in

50

further operations therein subject to the provisions hereof.

51

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as

52

between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided,

53

however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further

54

operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well

55

in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest

56

in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as

57

provided in Article VI.B.2.(b).

58

F. Termination of Operations:

59

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing,

60

Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without

61

consent of parties bearing

55

% of the costs of such operation; provided, however, that in the event granite or other

62

practically impenetrable substance or condition in the hole is encountered which renders further operations impractical,

63

Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the

64

provisions of Article VI.B. or VIE. shall thereafter apply to such operation, as appropriate.

65

G. Taking Production in Kind:

66

❑ Option No. 1: Gas Balancing Agreement Attached

67

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the

68

Contract Area, exclusive of production which may be used in development and producing operations and in preparing and

69

treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking

70

in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any

71

party taking its share of production in kind shall be required to pay for only its proportionate share of such part of

72

Operator's surface facilities which it uses.

73

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in

74

production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

directly from the purchaser thereof for its share of all production.

2

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate

3

share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by

4

the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to

5

time, for the account of the non-taking party.  Any such purchase or sale by Operator may be terminated by

6

Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to

7

the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any

8

time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.

9

Any purchase or sale by Operator of any other party's share of Oil shall be only for such reasonable periods of time

10

as are consistent with the minimum needs of the industry under the particular circumstances,

12

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator

13

shall have no duty to share any existing market or to obtain a price equal to that received under any existing

14

market.  The sale or delivery by Operator of a non-taking party's share of Oil under the terms of any existing

15

contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said

16

contract.  No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days

17

written notice of such intended purchase and the price to be paid or the pricing basis to be used.

18

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following

19

month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.

20

Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which

21

records shall be made available to Non-Operators upon reasonable request.

22

In the event one or more parties' separate disposition of its share of the Gas causes split-stream deliveries to separate

23

pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportion-

24

ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with

25

any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E" or is a

26

separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

27

❑ Option No. 2: No Gas Balancing Agreement:

28

Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from

29

the Contract Area, exclusive of production which may be used in development and producing operations and in

30

preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditures

31

incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall

32

be borne by such party.

Any party taking its share of production in kind shall be required to pay for only its

33

proportionate share of such part of Operator's surface facilities which it uses.

34

Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in

35

production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

36

directly from the purchaser thereof for its share of all production.

37

If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate

38

share of the Oil and/or Gas produced from the Contract Area, Operator shall have the right, subject to the

39

revocation at will by the party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others

40

at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator

41

may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall

42

be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator

43

to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered

44

to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator's

45

election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase

46

contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other

47

party's share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the

48

minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1)

49

year.

50

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator

51

shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation

52

fee equal to that received under any existing market or transportation arrangement.  The sale or delivery by

53

Operator of a non-taking party's share of production under the terms of any existing contract of Operator shall not

54

give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil

55

and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written

56

notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give

57

notice to all parties of the first sale of Gas from any well under this Agreement.

58

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following

59

month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.

60

Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which

61

records shall be made available to Non-Operators upon reasonable request.

62

ARTICLE VII.

63

EXPENDITURES AND LIABILITY OF PARTIES

64

A. Liability of Parties:

65

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations,

66

and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the

67

liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have

68

any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation

69

hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other

70

partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or

71

principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have

72

established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own

73

respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other

74

with respect to activities hereunder.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

B. Liens and Security Interests:

2

Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas

3

Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any

4

interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection

5

therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense,

6

interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil

7

and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest

8

granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and

9

overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or

10

otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or

11

used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts

12

(including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead),

13

contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the

14

foregoing.

15

To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording

16

supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time

17

following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as

18

a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform

19

Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate

20

to perfect the security interest granted hereunder.  Any party may file this agreement, the recording supplement executed

21

herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a

22

financing statement with the proper officer under the Uniform Commercial Code.

Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by such party, plus interest as provided in "Exhibit C," has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph. SEE ATTACHED PAGE 12-A-FOR NEXT PARAGRAPH

If any party does not perform all of its obligations hereunder or fails to contest adequately the charges of non-payment as described in the preceding paragraph, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by the applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

    Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C.  Advances:

Operator shall receive from all parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month. Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

C.

Defaults and Remedies:

If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article V11.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered

If any party fails to pay its share of cost or contest adequately at least 75% of its charges through written correspondence within one hundred twenty (120) days after rendition of a statement therefore by Operator pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties.  The non-defaulting parties, other than the Operator, will be exempt from paying their proportionate shares for those debts which have arisen from imprudent operating or collection practices by the Operator.  The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.  The Operator also has the alternative to take the defaulting party’s share of production-in-kind.  The proceeds from the sale of this productions should be valued at the market price obtained and received by the Operator less applicable adjustments for processing fees, transportation, taxes, etc. The right to take production-in-kind shall be exclusive to the properties covered by this Agreement.

Initials

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator,

2

and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.

3

Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified

4

below or otherwise available to a non-defaulting party.

5

1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default,

6

specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one

7

or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such

8

Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the

9

default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of

10

the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the

11

Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area

12

after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting

13

party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right

14

to receive information as to any operation conducted hereunder during the period of such default, the right to elect to

15

participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being

16

conducted under this agreement even if the party has previously elected to participate in such operation, and the right to

17

receive proceeds of production from any well subject to this agreement.

18

2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint

19

account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default

20

until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from

21

suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

22

3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the

23

defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in

24

which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a

25

well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting

26

party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with

27

respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party,

28

notwithstanding any election to participate theretofore made.  If election is made to proceed under this provision, then the

29

non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.

30

Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure

31

its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such

32

payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-

33

defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the

34

non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership

35

of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

36

4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or

37

Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting

38

party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may

39

be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of

40

the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of

41

drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the

42

defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided

43

in the Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining

44

when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

45

5. Costs and Attorneys' Fees: In the event any party is required to bring legal proceedings to enforce any financial

46

obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of

47

collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.

48

E. Rentals, Shut-in Well Payments and Minimum Royalties:

49

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid

50

by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties

51

own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to

52

make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper

53

evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or

54

minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which

55

results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.

56

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to

57

production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such

58

action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of

59

failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make

60

timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article

61

IV.B.3.

62

F. Taxes:

63

Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all

64

property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed

65

thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as

66

to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and

67

Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being

68

subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes

69

resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to

70

such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part

71

upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to

72

the joint account shall be made and paid by the parties hereto in accordance with the percentage of the tax value generated by each party's

73

working interest.  Operator shall bill the other parties for their proportionate shares of all tax payments in the manner

74

provided in Exhibit "C."

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner

2

prescribed by law, and prosecute the protest to a final determination, unless a majority in interest of the parties agree to abandon the protest prior to final

3

determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes

4

and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for

5

the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be

6

paid by them, as provided in Exhibit "C."

co nseryatio n

7

Each party shall pay or cause to be paid all production, severance, excise, / gathering and other taxes imposed or with respect

8

to the production or handling of such party's share of Oil- /andGas /produced under the terms of this agreement/the operator wig) any information necessary to report and pay taxes as required by this agreement, in accordance with applicable law.

9

ARTICLE vIII.

10

ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

11

A. Surrender of Leases:

12

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole

13

or in part unless all parties consent thereto.

14

However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written

15

notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after

16

delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a

17

party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases

18

described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or

19

implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be

20

located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the

21

assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not

22

consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long

23

thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit "B."

24

Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore

25

accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party

26

shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained

27

in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the

28

reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased

29

acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C," less

30

the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less

31

than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the

32

assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the

33

interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made

34

varies according to depth, then the interest assigned shall similarly reflect such variances.

35

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering

36

party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage

37

assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this

38

agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

39

B. Renewal or Extension of Leases:

40

If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties

41

shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease,

42

promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following

43

delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease

44

affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost

45

allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the

46

parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an

47

assignment of its proportionate interest therein by the acquiring party.

48

If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned

49

by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in

50

the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the

51

purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto

52

shall not cause a readjustment of the interests of the parties stated in Exhibit "A," but any renewal or replacement Lease in which

53

less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating

54

Agreement in the form of this agreement.

55

If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in

56

renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

57

The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by

58

the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the

59

expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the

60

existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time

61

the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the

62

expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this

63

agreement.

64

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

65

C. Acreage or Cash Contributions:

66

While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other

67

operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall

68

be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom

69

the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the

70

proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the

71

extent possible, be govemed by provisions identical to this agreement. Each party shall promptly notify all other parties of any

72

acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above

73

provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled

74

inside Contract Area.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder,

2

such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

3

D. Assignment; Maintenance of Uniform Interest:

4

For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas

5

Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other

6

disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells,

7

equipment and production unless such disposition covers either:

8

1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

2. an equal undivided percent of the party's present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.

Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

45

46

ARTICLE IX.

47

INTERNAL REVENUE CODE ELECTION

48

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the

49

parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each

50

party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K," Chapter 1, Subtitle

51

"A," of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and

52

the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected

53

such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal

54

Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by

55

Treasury Regulation §1.761. Should there be any requirement that each party hereby affected give further evidence of this

56

election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal

57

Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action

58

inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract

59

Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K," Chapter

60

1, Subtitle "A," of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party

61

hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each

62

such party states that the income derived by such party from operations hereunder can be adequately determined without the

63

computation of partnership taxable income.

64

ARTICLE X.

65

CLAIMS AND LAWSUITS

66

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure

67

does not exceed  Twenty Five

Dollars ($  25,000.00

) and if the payment is in complete settlement

68

of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over

69

the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling,

70

or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the

71

claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations

72

hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall

73

immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

74

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE XI.

2

FORCE MAJEURE

3

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other

4

than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties

5

prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the

6

party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the

7

continuance of the force majeure. The term "force majeure," as here employed, shall mean an act of God, strike, lockout, or

8

other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of

9

nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other

10

cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party

11

claiming suspension.

12

The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The

13

requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes,

14

lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall

15

be entirely within the discretion of the party concerned.

16

ARTICLE XII.

17

NOTICES

18

All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise

19

specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex,

20

telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on

21

Exhibit "A." All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written

22

notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to

23

whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date

24

the originating notice is received. "Receipt" for purposes of this agreement with respect to written notice delivered hereunder

25

shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or

26

to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when

27

deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy

28

or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or

29

48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party

30

shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other

31

parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required

32

to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall

33

be deemed delivered in the same manner provided above for any responsive notice.

34

ARTICLE XIII.

35

TERM OF AGREEMENT

36

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject

37

hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title

38

or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

39

XI Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in

40

force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

41

❑ Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision

42

of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying

43

quantities, this agreement shall continue in force so long as any such well is capable of production, and for an

44

additional period of

120

days thereafter; provided, however, if, prior to the expiration of such

45

additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking,

46

Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall

47

continue in force until such operations have been completed and if production results therefrom, this agreement

48

shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well

49

drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the

50

Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-

51

completing, Plugging Back or Reworking operations are commenced within

120

days from the

52

date of abandonment of said well. "Abandonment" for such purposes shall mean either (i) a decision by all parties

53

not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any

54

operations on the well, whichever first occurs.

55

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any

56

remedy therefor which has accrued or attached prior to the date of such termination.

57

Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this

58

Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a

59

notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon

60

request of Operator, if Operator has satisfied all its financial obligations.

61

ARTICLE XIV.

62

COMPLIANCE WITH LAWS AND REGULATIONS

63

A. Laws, Regulations and Orders:

64

This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules,

65

regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state,

66

and local laws, ordinances, rules, regulations and orders.

67 B. Governing Law:

68

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-

69

performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and

70

determined by the law of the state in which the Contract Area is located. If the Contract Area is in two or more states,

71

the law of the state of

Texas

shall govern.

72

C. Regulatory Agencies:

73

Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any

74

rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1

orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or

2

production of wells, on tracts offsetting or adjacent to the Contract Area.

3

With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages,

4

injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation

5

or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission

6

or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not

7

constitute gross negligence.

Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of

8

production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such

9

an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such

10

incorrect interpretation or application.

11

ARTICLE XV.

12

MISCELLANEOUS

13

A. Execution:

14

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been

15

executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of

16

the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which

17

own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have

18

become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no

19

event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this

20

agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of

21

drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease

22

as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs

23

hereunder, all sums so advanced shall be returned to such Non-Operator without interest.  In the event Operator proceeds

24

with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit "A" as having a

25

current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the

26

Initial Well which would have been charged to such person under this agreement if such person had executed the same and

27

Operator shall receive all revenues which would have been received by such person under this agreement if such person had

28

executed the same.

29

B. Successors and Assigns:

30

This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs,

31

devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or

32

Interests included within the Contract Area.

33

C. Counterparts:

34

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all

35

purposes.

36

D. Severability:

37

For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws,

38

this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to

39

this agreement to comply with all of its financial obligations provided herein shall be a material default.

40

ARTICLE XVI.

41

OTHER PROVISIONS

42

43

44

45

46

47

48

49

50

51

52

53

54

55

56

57

58

59

60

61

62

63

64

65

66

67

68

69

70

71

72

73

74

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

IN WITNESS WHEREOF, this agreement shall be effective as of the day of  November

2006

 who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes in

Articles __________________________________, have been made to the form.

ATTEST OR WITNESS:	OPERATOR

Marathon Oil Company
_______________________________	By /s/ Jon D. Wilcox
_______________________________	Jon D. Wilcox
Type or Print Name

Title Attorney-in-Fact
Date 11-1-2006
Tax ID or S.S. No. _________________________

NON-OPERATORS

Wentworth Energy, Inc.
_______________________________	By: /s/ Mike Studdard
_______________________________	Mike Studdard
Type or Print Name

Title President
Date 11-1-06
Tax ID or S.S. No. _________________________

ACKNOWLEDGMENT

THE STATE OF TEXAS

COUNTY OF HARRIS

          This instrument was acknowledged before me on Nov. 1, 2006

Jon S. Wilcox, Attorney-in-Fact. Marathon Oil Company                                               /s/ PS Valdez                                    [seal]

                                                                                                                                                    Notary Public Signature

ACKNOWLEDGMENT

THE STATE OF TEXAS

COUNTY OF HARRIS

          This instrument was acknowledged before me on Nov. 1, 2006

Mike Studdard, President, Wentworth Energy, Inc.                                                         /s/ PS Valdez                                    [seal]

                                                                                                                                                    Notary Public Signature

EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN OPE TING AGREEMENT DATED November 1, 2006, BETWEEN MARATHON OIL COMPANY, OPERATOR AND WENTWORTH ENERGY, INC. AS NON-OPERATOR.

(1) DESCRIPTIONS OF LANDS SUBJECT TO THIS AGREEMENT:

( 9,197.83 acres of land, more or less, and being described as follows:

*TRACT NUMBERS - (Correspond with Contract Area plat attached as Exhibit "A" -1 to JOA)

1-27. 102.22 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Quincy Henry, et ux in that certain deed dated 12-18-1943 of record in Volume 173 at Page 287, Deed Records of Freestone County, Texas.

2-28. 134.83 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Eli Vernon in that certain deed dated 12-22-1944 of record in Volume 176 at Page 500, Deed Records of Freestone County, Texas.

3-29. 146.94 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to C. C. Servance in that certain deed dated 1-27-1945 of record in Volume 175 at Page 373, Deed Records of Freestone County, Texas.

4-30. 115.46 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Daniel C. Hutcherson in that certain deed dated 1-23-1946 of record in Volume 182 at Page 515, Deed Records of Freestone County, Texas.

5-31. 107.63 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Charlie Vernon in that certain deed dated 12-30-1946 of record in Volume 193 at Page 105, Deed Records of Freestone County, Texas.

6-32. 110.0 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Willis McDonald in that certain deed dated 11-01-1947 of record in Volume 198 at Page 201, Deed Records of Freestone County, Texas.

7-33. 191.67 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, conveyed by the P. D. C. Ball Estate et al to Dan Tippen in that certain deed dated 11-25-1946 of record in Volume 190 at Page 622, Deed Records of Freestone County, Texas.

8-34. 51.54 acre tract of land located in the M. Rionda Grant, A-25, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to J. A. DeFrance in that certain deed dated 10-26-1942 of record in Volume 167 at Page 44, Deed Records of Freestone County, Texas.

9-35. 455.73 acres of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas.

10-36. 113.95 acres of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of Tract 2 containing 1,165.65 acres conveyed by Mercantile Trust Company, et al to TEXLAN, Inc.in instrument dated 01-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas

11-37. 564.50 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas being part of the lands conveyed by Mercantile Trust Company, et al to TEXLAN, INC. in that certain deed dated 1-91953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas. Said premises was subsequently conveyed to H. J. Harding in that certain deed dated 12-29-1953 of record in Volume 279 at Page 54, Deed Records of Freestone County, Texas.

the P. D. C. Ball Estate et al to W. A. Tyus in that certain deed dated 7-10-1940 of record in Volume 158 at Page 571, Deed Records of Freestone County, Texas.

14-40. 75.90 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to J. R. DeFrance in instrument dated 10-26-1942 of record in Volume 167 at Page 48, Deed Records of Freestone County, Texas.

15-41. 79.50 acres of land situated in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate et al to Roy De France in that certain deed dated 10-26-1942 of record in Volume 167 at Page 46, Deed Records of Freestone County, Texas.

23-49. 861.50 acre tract of land located in the M. Rionda Grant, A-25, in Freestone County, Texas, being described as Fifth Tract described in that certain deed from Mercantile Trust Company, et al to TEXLAN, INC. dated 1-09-1953 of record in Volume 242 at Page 81, Deed Records of Freestone County, Texas

24-50. 25.0 acres of land situated in the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain deed from the P. D. C. Ball Estate et al to George L. Cooper dated 9-12-1936 of record in Volume 144 at Page 545, Deed Records of Freestone County, Texas.

25.51. 222.75 acre tract of land located in the J. Y Aguilera Grant, A-2, in Freestone County, Texas, being described in that certain deed from the P. D. C. Ball Estate et al to Roy DeFrance dated 9-5-1947 of record in Volume 194 at Page 560, Deed Records of Freestone County, Texas.

30-56. 151.39 acre tract of land located in the W. A. Black Survey and P.D.C. Ball Survey, both being junior surveys of the M. Rionda Grant, A-25, in Freestone County, Texas, being described as the Sixth Tract in an Oil, Gas and Mineral Lease executed by Frank E. Nulsen, et al to Eugene T. Etter dated 6-25-1957 of record in Volume 277 at Page 411, Deed Records of Freestone County, Texas which said 151.39 acre tract is described as Unit Tract No.5 in a Declaration of Gas Unit executed by Watburn Oil Company dated 05- 11-1961 of record in Volume 301 at Page 255, Deed Records of Freestone County, Texas. The unit tract applied to the oil and gas to the base of the Sub-Clarksville Formation.

31-57. 394.32 acre tract of land located in the W. A. Black, a junior survey of the M. Rionda Grant, A-25, in Freestone County, Texas, being described as part of a 405.7 acre tract of land described in a Pooling Declaration dated 12-23-1963 of record in Volume 339 at Page 362, Deed Records of Freestone County, Texas, executed on behalf of WATBURN OIL COMPANY ET AL - P. D. C. BALL ESTATE GAS UNIT NO. 1-A, LESS AND EXCEPT, a 10.75 acre tract of land described in a deed from P. D. C. BALL to Humble Pipe Line Company dated 5-19-1931 of record in Volume 116 at Page 503, Deed Records of Freestone County, Texas. The unit tract applied to the oil and gas to the base of the Sub-Clarksville Formation.

36-62. 679.86 acres of land more or less situated in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION .PYLE BALL #3 UNIT.

37-63. 284.50 acres of land more or less situated in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume ill at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION BALL ESTATE UNIT.

38-64. 586.18 acres of land more or less being a part of the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to Breck Operating Company, which premises is included in the BRECK OPERATING CORPORATION .BALL ESTATE #3 UNIT.

39-65. 585.00 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to H. B. PYLE which premises is included in the H. B. PYLE P. D. C. BALL ESTATE UNIT.

40-66. 478.71 acre tract of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 3-29-1930 of record in Volume 111 at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to H. B. PYLE which premises is included in the H. B. PYLE - BALL GAS UNIT #2, dated 9-29-1965 of record in Volume 358 at Page 377, Deed Records of Freestone County, Texas. No Unit Designation has been filed by WISENBAKER PRODUCTION COMPANY but the P.D.C. BALL ESTATE WELL NO. 1 drilled to the Woodbine Formation is producing. Wisenbaker Petroleum Corporation - current operator

41-67. 520.53 acres of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, being a part of the land described in that certain Oil, Gas an Mineral Lease executed by P. D. C. Ball to Shell Oil Corporation dated 03-29-1930 of record in Volume ill at Page 534, Deed Records of Freestone County, Texas, as subsequently assigned to JACK L. PHILLIPS, et al, which premises is included in the BALL ESTATE #2 UNIT.

45-72. 640.0 acres of land located in the J. Y. Aguilera Grant, A-2, in Freestone County, Texas, all of which is located in the BRECK OPERATING CORPORATION RED LAKE GAS UNIT #1.

45-74. 567.47 acres of land more or less and being described as the following five (5) tracts of land:

(1)

100.0 acres of land designated as Tract 1 in the Terry "C" Well No. 1, located in the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in that certain Pooling Designation dated 5-16-1982 executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in that certain Pooling Designation dated 5-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(2)

107.0 acres of land designated as Tract 2 in the Terry "C" Well No. 1, located in the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in that certain Pooling Designation dated 5-16-1982 executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in that certain Pooling Designation dated 5-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(3)

11.1 acres of land designated as Tract 4 in the Terry "C" Well No. 1, located in the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in that certain Pooling Designation dated 5-16-1982 executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in that certain Pooling Designation dated 5-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(4)

31.47 acres of land designated as Tract 6 in the Terry "C" Well No. 1, located in the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in that certain Pooling Designation dated 5-16-1982 executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in that certain Pooling Designation dated 5-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

(5)

318.0 acres of land designated as Tract 9 in the Terry "C" Well No. 1, located in the J. Y. Aguilera Survey, A-2, in Freestone County, Texas, as described in that certain Pooling Designation dated 5-16-1982 executed by TXO Production Corp. of record in Volume 649 at Page 427, Deed Records of Freestone County, Texas, as subsequently amended in that certain Pooling Designation dated 5-16-1982 of record in Volume 650 at Page 433, Deed Records of Freestone County, Texas.

17-43. 121.0 acres of land located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Rankin Gilpin in instrument dated May 19, 1942 of record in Volume 164 at Page 288, Deed Records of Freestone County, Texas.

16-42. 36.0 acres of land, more or less, located on the J. Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball. Estate to Judge Love, et ux in instrument dated July 10, 1940 of record in Volume 159 at Page 62, Deed Records of Freestone County, Texas.

12-38. 579.38 acres of land, more or less, located in the J..Y. Aguilera Grant, A-2, in Freestone County, Texas conveyed by the P. D. C. Ball Estate to Billye Fay Tyus in instrument dated November 27, 1944 and recorded in Volume 174 at Page 538, Deed Records of Freestone County, Texas.

* Tract numbers correspond with contract area plat attached as Exhibit A-1 to JOA.

(2)

RESTRICTIONS, IF ANY, AS TO DEPTHS, FO ATIONS, OR SUBSTANCES:

INSOFAR AND ONLY INSOFAR as to those depths from the surface to the stratigraphic equivalent depth of the base of the Rodessa, as defined by the measured depth of eight thousand five hundred twenty one feet (8521') in the Broughton Operating, Shiloh No. 1, API: 42-161-31473-0000.

(3)

PARTIES TO AGREEMENT WITH ADDRESSES:

WENTWORTH ENERGY, INC. 112 E. Oak Street

Palestine, Texas 75801

Attn: Mike Studdard, President (903) 723-0395 office

(903) 723-5368 fax

Marathon Oil Company

P.O. Box 3487

Houston, Texas 77253-3487 Attn: USPO Land Department

(4)

PERCENTAGES OR FRACTIONAL INTERESTS OF PARTIES TO THIS AGREEMENT:

Marathon Oil Company 50.00 % Wentworth Energy, Inc. 50.00%

(5)

OIL AND GAS LEASES OR OIL AND GAS INTERESTS SUBJECT TO THIS AGREEMENT:

LESSOR

LESSEE

DATE

RECO " a ING

Wentworth Energy, Inc. Marathon Oil Company November 1, 2006,

Recording data pending.

Roboco Energy, Inc.

Marathon Oil Company November 1, 2006,

Recording data pending.

Horseshoe Energy, Inc. Marathon Oil Company November 1, 2006

Recording data pending

NONE

END OF EXHIBIT "A"

EXHIBIT "B"

FORM 50451-A 8-97 PROT

PAID-UP

OIL, GAS AND MINERAL LEASE

THIS AGREEMENT made and entered into this

day of November, 2006 between

 hereinafter called "Lessor" (whether one

or more), whose post office address is

and Marathon Oil (East Texas) LP, hereinafter called "Lessee", whose post office address is
P. 0. Box 3128, Houston, Texas 77253:

1. Lessor, in consideration of ten and no/100's and other valuable consideration Dollars ($10.00) in hand paid, receipt of which is hereby acknowledged, of the royalties herein provided and of the agreements of the Lessee herein contained, hereby grants, leases and lets, exclusively unto Lessee for the purpose of investigating, exploring, prospecting, drilling, mining and operating for and producing oil , gas and all other minerals, injecting gas, waters, otherfluids, air and other gaseous substances into subsurface strata, laying pipe lines, storing oil, building tanks, power stations, electric transmission lines, telephone lines, and other structures and things thereon to produce, save, take care of, treat, process, store and transport said minerals and other products manufactured therefrom, and housing and otherwise caring for its employees, the following described land in Freestonecounty, Texas, to-wit:

Notice of Confidentiality Rights: If you are a natural person, you may remove or strike any of the following information from this instrument before it is filed for record in the public records: Your Social Security Number or your Driver's License Number.

Notwithstanding any particular description, it is nevertheless the intention of Lessor to include within this lease, and Lessor does hereby lease, not only the land so described but also any and all other land owned or claimed by Lessor in the herein named survey or surveys, or in adjoining surveys, and adjoining the herein described land up to the boundaries of the abutting landowners, the leased lands being hereinafter referred to as "said land." For the purpose of determining the amount of any bonus or other payment hereunder, said land shall be deemed to contain acres, whether actually containing more or
less. Lessor agrees to execute any supplemental instrument(s) requested by Lessee for a more complete or accurate description of said land or instrument(s) to perfect title deficiencies.

2.

Subject to the other provisions herein contained, this lease shall remain in force for a term of years from this date (called "primary term"), and as long thereafter as oil, gas or other mineral is produced from said physical land or land with which said land or any part thereof is pooled, or this lease is maintained by virtue of some other provision hereof.

3.

This is a PAID-UP LEASE. In consideration of the down cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term.

4.

The royalties to be paid by Lessee are: (a) on oil and on other liquid hydrocarbons saved at the well, l/8TH of that produced and saved from said land, same to be delivered at the wells or to the credit of Lessor in the pipeline to which the wells may be connected with Lessor's interest in either case bearing its proportion of any expense for treating oil to make it marketable as crude and Lessee having the option, at any time or from time to time, to purchase Lessor's oil at the well, paying therefore the lawful market price on the date of purchase for oil of like grade and gravity prevailing for the field nearest where such oil is produced; (b) on gas, including casinghead gas and all gaseous substances, produced from said land and sold by Lessee, 1/8TH of the amount realized from such sale thereof; after deduction of a proportionate part of the production, severance and other excise taxes and the cost incurred by Lessee in delivering, processing, compressing, or otherwise making such gas or other substances merchantable; (c) on gas, including casinghead gas and all gaseous substances, produced from said land and used off said land by Lessee and not benefiting Lessor, the market value at the mouth of the well of 1/8TH  of the gas so used off said land; (d) on all minerals mined and marketed l/8TH, either in kind or value at the well or mine, at Lessee's election, except that on sulphur the royalty shall be One Dollar ($1.00) per long ton; and (e) if at any time while there is a gas well or wells on the said land or land pooled therewith (for the purposes of this clause (e) the term "gas well" shall include wells capable of producing natural gas, condensate, distillate or any gaseous substance and wells classified as gas wells by any governmental authority) and such well or wells are shut-in, and this lease is not being maintained otherwise as provided herein, this lease shall nevertheless remain in force and effect following the shutting-in of the well(s), whether it be during or after the primary term (unless released by Lessee), and it shall be considered that gas is being produced from the land covered by this lease. When the lease is continued in force in this manner and the well or wells are shut-in for a period of at least ninety (90) consecutive days, Lessee shall pay or tender as an advanced annual royalty to the parties who at the time of such payment would be entitled to receive royalty hereunder if the well were producing, or deposit to their credit in the Directly to Lessor  bank (Account No.  ), at - $1.00 per net acre for the acreage then held under this lease by the party making such payment or tender. The first payment of such sum shall be made on or before either; (1) ninety (90) days from the date such well or wells are shut-in; (2) ninety (90) days from the effective date for inclusion of said land or a portion thereof within a unit on which is located a shut-in gas well; or (3) ninety (90) days from the date this lease ceases to be otherwise maintained as provided herein, whichever is the later date, and it shall be considered that gas is being produced from said land in paying quantities within the meaning of Paragraph 2 hereof for one (1) year from the date of such payment, and in like manner subsequent advance annual royalty payments may be made or tendered and it will be considered that gas is being produced from said land in paying quantities within the meaning of said Paragraph 2 during any annual period for which such royalty is so paid or tendered; such advanced annual royalty payment shall be credited against any royalty accruing to the owners thereof on any production from said land during any annual period for which such advanced annual payment has been made. Lessee's failure to pay or tender or to pay or tender properly or timely any such sum as royalty shall render Lessee liable for the amount due but it shall not operate to terminate this lease. All royalty interests, whether or not owned by the undersigned, shall be paid out of the royalty as provided for in said lease.

5.

Lessee shall have the right but not the obligation to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or zones, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee at its sole discretion deems it necessary or proper to do in order to develop or operate prudently the leased premises, whether or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well which is not a horizontal completion shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well or a horizontal completion shall not exceed 640 acres plus a maximum acreage tolerance of 10%; provided that a larger unit may be formed for an oil well or gas well or horizontal completion to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction to do so. For the purpose of the foregoing, the term "horizontal completion" means a well in which the horizontal component of the gross completion interval in the reservoir is at least one hundred (100) feet. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling, completion, or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling, completion or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production which the net acreage covered by this lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder, and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction or both, either before or after commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. Also each such drilling or production unit, when limited to any one or more formations and to any one or more of the minerals therein or produced therefrom, may from time to time be enlarged and extended by Lessee to include additionally any other

EXHIBIT "A" -1

MAP

OPERATING AGREEMENT DATED NOVEMBER !, 2006 MARATHON & WENTWORTH

formation or formations and any other mineral or minerals therein or produced therefrom. In making such a revision, Lessee shall file or record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. Lessee may place and use on each unit created hereunder common measuring and reworking tanks for production from such unit. In the absence of production in paying quantities from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination. Pooling hereunder shall not constitute a cross-conveyance of interests.

6.

If, at the expiration of the primary term, oil, gas or other mineral is not being produced from said land or land pooled therewith but Lessee is then engaged in operations for drilling, mining or reworking of any well or mine thereon or shall have completed a dry hole thereon within ninety (90) days prior to the end of the primary term, this lease shall remain in force so long as operations on said well or for the drilling or reworking of an additional well are commenced and prosecuted (whether on the same or successive wells) with no cessation of more than ninety (90) consecutive days, and, if they result in production, so long thereafter as oil, gas or other mineral is produced from said land or land pooled therewith. If, after the expiration of the primary term of this lease and after oil, gas or other mineral is produced from said land or land pooled therewith, production thereof should cease from any cause, this lease shall not terminate if Lessee commences operations for drilling or reworking within ninety (90) days after the cessation of such production, but shall remain in force and effect so long as such operations are prosecuted with no cessation of more than ninety (90) consecutive days, and if they result in the production of oil, gas or other mineral, so long thereafter as oil, gas or other mineral is produced from said land or land pooled therewith. In the event a well or wells producing oil or gas in paying quantities should be brought in on adjacent land and within two hundred (200) feet of and draining said land, Lessee agrees to drill such offset wells as a reasonably prudent operator would drill under the same or similar circumstances. The judgment of the Lessee, when not fraudulently exercised, in carrying out the purpose of this lease shall be conclusive.

7.

Lessee shall have free use of oil, gas and water from said land, except water from Lessor's wells and tanks, for all operations hereunder including repressuring, pressure maintenance, cycling and secondary recovery operations, and the royalty shall be computed after deducting any so used. Any structures and facilities placed on said land by Lessee for operations hereunder and any well or wells on said land drilled or used for the injection of salt water or other fluids may also be used for Lessee's operations on other lands in the same area. Lessee shall have the right at any time during or after the expiration of this lease to remove all property and fixtures placed by Lessee on said land, including the right to draw and remove all casing. When required by Lessor, Lessee will bury all pipe lines below ordinary plow depth, and no well shall be drilled within two hundred (200) feet of any residence or barn now on said land without Lessor's consent.

8.

The rights of either party hereunder may be assigned in whole or in part and the provisions hereof shall extend to the heirs, representatives, successors and assigns, but no change or division in ownership of the land or royalties, however accomplished, shall operate to enlarge the obligations or diminish the rights of Lessee. No such change or division in the ownership of the land or royalties shall be binding upon Lessee for any purpose until such person acquiring any interest has furnished Lessee with the instrument or instruments, or certified copies thereof, constituting the chain of title from the original Lessor. An assignment of this lease, in whole, or in part, shall, to the extent of such assignment, relieve and discharge Lessee of any obligations hereunder, and, if Lessee or assignee of part or parts hereof shall fail to comply with any provision of this lease, such default shall not affect this lease insofar as it covers a part of said land upon which Lessee or any assignee thereof shall not be in default. Should more than six parties become entitled to royalties hereunder, Lessee may require the appointment of a single agent to receive payment for all and may withhold payment until such appointment has been made.

9.

When drilling or other operations are delayed or interrupted by storm, flood or other act of God, fire, war, rebellion, insurrection, riot, strikes, differences with workmen, unavailability of material or equipment, failure of carriers to transport or furnish facilities for transportation, some order, requisition or necessity of the government or as a result of any cause whatsoever beyond the control of the Lessee, the time of such delay or interruption shall not be counted against Lessee, anything in this lease to the contrary notwithstanding. All express or implied covenants of this lease shall be subject to all Federal and State laws. Executive orders, rules or regulations and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages for failure to comply therewith if compliance is prevented by, or if such failure is the result of, any such law, order, rule or regulation. If from such causes Lessee is prevented from conducting drilling or reworking operations on, or producing oil or gas from said land or land pooled therewith, the time while Lessee is so prevented shall not be counted against Lessee, and this lease shall be extended for a period of time equal to that during which such Lessee is so prevented from conducting drilling or reworking operations on, or producing oil or gas from said land or land pooled therewith, notwithstanding any other provision hereof.

10.

The breach by Lessee of any obligation arising hereunder shall not work a forfeiture or termination of this lease nor cause a termination or reversion of the estate created hereby nor be grounds for cancellation hereof in whole or in part. In the event Lessor considers that operations are not at anytime being conducted in compliance with this lease, Lessor shall notify Lessee in writing of the facts relied upon as constituting a breach hereof, and Lessee, if in default, shall have sixty (60) days after receipt of notice in which to commence the compliance with the obligations imposed by virtue of this instrument. After the discovery of oil, gas or other mineral in paying quantities on said land, Lessee shall reasonably develop the acreage retained hereunder, but in discharging this obligation it shall in no event be required to drill more than one (1) well per forty (40) acres, plus an acreage tolerance not to exceed ten per cent (10%) of forty (40) acres of the area retained hereunder and capable of producing oil in paying quantities and one (1) well per six hundred forty (640) acres, plus an acreage tolerance not to exceed ten per cent (10%) of six hundred forty (640) acres of the area retained hereunder and capable of producing gas or other mineral in paying quantities.

11.

Lessor hereby warrants and agrees to defend the title to said land, and agrees that Lessee, at its option, may discharge any tax, mortgage or other lien upon said land in the event of default of payment by Lessor, and in the event Lessee does so, it shall be subrogated to such lien with the right to enforce same and apply royalties accruing hereunder toward satisfying same. Without impairment of Lessee's rights under the warranty in the event of failure of title, it is agreed that, if Lessor owns an interest in said land less than the entire fee simple estate, whether stated hereinabove as a whole or partial interest, then the royalties to be paid Lessor shall be reduced proportionately. All royalty interest covered by this lease (whether or not owned by lessor) shall be paid out of the royalty herein provided. Should any one or more of the parties named hereinabove as Lessors fail to execute this lease, it shall nevertheless be binding upon the party or parties executing the same.

12.

Lessee, its successors and assigns, shall have the right at any time to surrender this lease, in whole or in part, to Lessor or Lessor's heirs, representatives, successors and assigns by delivering or mailing a release thereof to the Lessor, or by placing a release thereof of record in the county in which said land is situated; thereupon Lessee shall be relieved from all obligations, express or implied, of this agreement as to the acreage so surrendered, and thereafter the advance annual royalties payable hereunder shall be reduced in the proportion that the acreage covered hereby is reduced by said release or releases.

IN WITNESS WHEREOF, this instrument is executed as of the date above written.

2005 Accounting Procedure Recommended by COPAS, Inc.
COPA S
EXHIBIT "C "
ACCOUNTING PROCEDURE
JOINT OPERATIONS
Attached to and made part of that certain Operating Agreement, dated November 1, 2006
I by and between Marathon Oil Company as Operator, and Wentworth Energy, Inc,
2 as Non-Operator
3

4

5

6

I. GENERAL PROVISIONS

7

8

IF THE PARTIES FAIL TO SELECT EITHER ONE OF COMPETING "ALTERNATIVE" PROVISIONS, OR SELECT ALL THE

9

COMPETING "ALTERNATIVE" PROVISIONS, ALTERNATIVE 1 IN EACH SUCH INSTANCE SHALL BE DEEMED TO HAVE

10

BEEN ADOPTED BY THE PARTIES AS A RESULT OF ANY SUCH OMISSION OR DUPLICATE NOTATION.

11

12

IN THE EVENT THAT ANY "OPTIONAL" PROVISION OF THIS ACCOUNTING PROCEDURE IS NOT ADOPTED BY THE

13

PARTIES TO THE AGREEMENT BY A TYPED, PRINTED OR HANDWRITTEN INDICATION, SUCH PROVISION SHALL NOT

14

FORM A PART OF THIS ACCOUNTING PROCEDURE, AND NO INFERENCE SHALL BE MADE CONCERNING THE INTENT

15

OF THE PARTIES IN SUCH EVENT.

16

17

1.

DEFINITIONS

18

19

All terms used in this Accounting Procedure shall have the following meaning, unless otherwise expressly defined in the Agreement:

      20

21

"Affiliate" means for a person, another person that controls, is controlled by, or is under common control with that person. In this

22

definition, (a) control means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities

23

of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) "person" means an

24

individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.

25

26

"Agreement" means the operating agreement, farmout agreement, or other contract between the Parties to which this Accounting

27

Procedure is attached.

28

29

"Controllable Material" means Material that, at the time of acquisition or disposition by the Joint Account, as applicable, is so classified

30

in the Material Classification Manual most recently recommended by the Council of Petroleum Accountants Societies (COPAS).

3132

"Equalized Freight" means the procedure of charging transportation cost to the Joint Account based upon the distance from the nearest

33

Railway Receiving Point to the property.

35

"Excluded Amount" means a specified excluded trucking amount most recently recommended by COPAS.

36

37

"Field Office" means a structure, or portion of a structure, whether a temporary or permanent installation, the primary function of which is

38

to directly serve daily operation and maintenance activities of the Joint Property and which serves as a staging area for directly chargeable

39

field personnel.

40

41

"First Level Supervision" means those employees whose primary function in Joint Operations is the direct oversight of the Operator's

42

field employees and/or contract labor directly employed On-site in a field operating capacity. First Level Supervision functions may

43

include, but are not limited to:

44

45

•

Responsibility for field employees and contract labor engaged in activities that can include field operations, maintenance,

46

construction, well remedial work, equipment movement and drilling

47

•

Responsibility for day-to-day direct oversight of rig operations

48

•

Responsibility for day-to-day direct oversight of construction operations

49

•

Coordination of job priorities and approval of work procedures

50

•

Responsibility for optimal resource utilization (equipment, Materials, personnel)

51

•

Responsibility for meeting production and field operating expense targets

52

•

Representation of the Parties in local matters involving community, vendors, regulatory agents and landowners, as an incidental

53

part of the supervisor's operating responsibilities

54

•

Responsibility for all emergency responses with field staff

55

•

Responsibility for implementing safety and environmental practices

56

•

Responsibility for field adherence to company policy

57

•

Responsibility for employment decisions and performance appraisals for field personnel

58

•

Oversight of sub-groups for field functions such as electrical, safety, environmental, telecommunications, which may have group

59

or team leaders.

60

61

"Joint Account" means the account showing the charges paid and credits received in the conduct of the Joint Operations that are to be

62

shared by the Parties, but does not include proceeds attributable to hydrocarbons and by-products produced under the Agreement.

63

64

"Joint Operations" means all operations necessary or proper for the exploration, appraisal, development, production, protection,

65

maintenance, repair, abandonment, and restoration of the Joint Property.

66

"Joint Property" means the real and personal property subject to the Agreement.

2

3

"Laws" means any laws, rules, regulations, decrees, and orders of the United States of America or any state thereof and all other

4

governmental bodies, agencies, and other authorities having jurisdiction over or affecting the provisions contained in or the transactions

5

contemplated by the Agreement or the Parties and their operations, whether such laws now exist or are hereafter amended, enacted,

6

promulgated or issued.

7

8

"Material" means personal property, equipment, supplies, or consumables acquired or held for use by the Joint Property.

9

10

"Non-Operators" means the Parties to the Agreement other than the Operator.

11

12

"Offshore Facilities" means platforms, surface and subsea development and production systems, and other support systems such as oil and

13

gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping,

14

heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of

15

offshore operations, all of which are located offshore.

16

17

"Off-site" means any location that is not considered On-site as defined in this Accounting Procedure.

18

19

"On-site" means on the Joint Property when in direct conduct of Joint Operations. The term "On-site" shall also include that portion of

20

Offshore Facilities, Shore Base Facilities, fabrication yards, and staging areas from which Joint Operations are conducted, or other

21

facilities that directly control equipment on the Joint Property, regardless of whether such facilities are owned by the Joint Account.

22

23

"Operator" means the Party designated pursuant to the Agreement to conduct the Joint Operations.

24

25

"Parties" means legal entities signatory to the Agreement or their successors and assigns. Parties shall be referred to individually as

26

27

28

"Participating Interest" means the percentage of the costs and risks of conducting an operation under the Agreement that a Party agrees,

29

or is otherwise obligated, to pay and bear.

30

31

"Participating Party" means a Party that approves a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of

32

the costs and risks of conducting an operation under the Agreement.

33

34

"Personal Expenses" means reimbursed costs for travel and temporary living expenses.

35

36

"Railway Receiving Point" means the railhead nearest the Joint Property for which freight rates are published, even though an actual

37

railhead may not exist.

38

39

"Shore Base Facilities" means onshore support facilities that during Joint Operations provide such services to the Joint Property as a

40

receiving and transshipment point for Materials; debarkation point for drilling and production personnel and services; communication,

41

scheduling and dispatching center; and other associated functions serving the Joint Property.

42

43

"Supply Store" means a recognized source or common stock point for a given Material item.

44

45

"Technical Services" means services providing specific engineering, geoscience, or other professional skills, such as those performed by

46

engineers, geologists, geophysicists, and technicians, required to handle specific operating conditions and problems for the benefit of Joint

47

Operations; provided, however, Technical Services shall not include those functions specifically identified as overhead under the second

48

paragraph of the introduction of Section III (Overhead). Technical Services may be provided by the Operator, Operator's Affiliate, Non-

49

Operator, Non-Operator Affiliates, and/or third parties.

50

51

2. STATEMENTS AND BILLINGS

52

53

The Operator shall bill Non-Operators on or before the last day of the month for their proportionate share of the Joint Account for the

54

preceding month. Such bills shall be accompanied by statements that identify the AFE (authority for expenditure), lease or facility, and all

55

charges and credits summarized by appropriate categories of investment and expense. Controllable Material shall be separately identified

56

and fully described in detail, or at the Operator's option, Controllable Material may be summarized by major Material classifications.

57

Intangible drilling costs, audit adjustments, and unusual charges and credits shall be separately and clearly identified.

58

59

The Operator may make available to Non-Operators any statements and bills required under Section 1.2 and/or Section I.3.A (Advances

60

and Payments by the Parties) via email, electronic data interchange, internet websites or other equivalent electronic media in lieu of paper

61

copies. The Operator shall provide the Non-Operators instructions and any necessary information to access and receive the statements and

62

bills within the timeframes specified herein. A statement or billing shall be deemed as delivered twenty-four (24) hours (exclusive of

63

weekends and holidays) after the Operator notifies the Non-Operator that the statement or billing is available on the website and/or sent via

64

email or electronic data interchange transmission. Each Non-Operator individually shall elect to receive statements and billings

65

electronically, if available from the Operator, or request paper copies. Such election may be changed upon thirty (30) days prior written

66

notice to the Operator.

1 3. ADVANCES AND PAYMENTS BY THE PARTIES

A. Unless otherwise provided for in the Agreement, the Operator may require the Non-Operators to advance their share of the estimated

4

cash outlay for the succeeding month's operations within fifteen (15) days after receipt of the advance request or by the first day of

5

the month for which the advance is required, whichever is later. The Operator shall adjust each monthly billing to reflect advances

6

received from the Non-Operators for such month. If a refund is due, the Operator shall apply the amount to be refunded to the

7

subsequent month's billing or advance, unless the Non-Operator sends the Operator a written request for a cash refund. The Operator

8

shall remit the refund to the Non-Operator within fifteen (15) days of receipt of such written request.

9

10

B. Except as provided below, each Party shall pay its proportionate share of all bills in full within fifteen (15) days of receipt date. If

11

payment is not made within such time, the unpaid balance shall bear interest compounded monthly at the prime rate published by the

12

Wall Street Journal on the first day of each month the payment is delinquent, plus three percent (3%), per annum, or the maximum

13

contract rate permitted by the applicable usury Laws governing the Joint Property, whichever is the lesser, plus attorney's fees, court

14

costs, and other costs in connection with the collection of unpaid amounts. If the Wall Street Journal ceases to be published or

15

discontinues publishing a prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the

16

Federal Reserve plus three percent (3%), per annum. Interest shall begin accruing on the first day of the month in which the payment

17

was due. Payment shall not be reduced or delayed as a result of inquiries or anticipated credits unless the Operator has agreed.

18

Notwithstanding the foregoing, the Non-Operator may reduce payment, provided it furnishes documentation and explanation to the

19

Operator at the time payment is made, to the extent such reduction is caused by:

20

21

(1) being billed at an incorrect working interest or Participating Interest that is higher than such Non-Operator's actual working

22

interest or Participating Interest, as applicable; or

23

(2) being billed for a project or AFE requiring approval of the Parties under the Agreement that the Non-Operator has not approved

24

or is not otherwise obligated to pay under the Agreement; or

25

(3) being billed for a property in which the Non-Operator no longer owns a working interest, provided the Non-Operator has

26

furnished the Operator a copy of the recorded assignment or letter in-lieu. Notwithstanding the foregoing, the Non-Operator

27

                                                                                 shall remain responsible for paying bills attributable to the interest it sold or transferred for any bills rendered during the thirty

28

(30) day period following the Operator's receipt of such written notice; or

29

(4) charges outside the adjustment period, as provided in Section 1.4 (Adjustments).

30

31

4. ADJUSTMENTS

32

33

A. Payment of any such bills shall not prejudice the right of any Party to protest or question the correctness thereof; however, all bills

34

and statements, including payout statements, rendered during any calendar year shall conclusively be presumed to be true and correct,

35

with respect only to expenditures, after twenty-four (24) months following the end of any such calendar year, unless within said

36

period a Party takes specific detailed written exception thereto making a claim for adjustment. The Operator shall provide a response

37

to all written exceptions, whether or not contained in an audit report, within the time periods prescribed in Section 1.5 (Expenditure

       38

Audits).

39

40

B. All adjustments initiated by the Operator, except those described in items (1) through (4) of this Section I.4.B, are limited to the

41

twenty-four (24) month period following the end of the calendar year in which the original charge appeared or should have appeared

42

on the Operator's Joint Account statement or payout statement. Adjustments that may be made beyond the twenty-four (24) month

43

period are limited to adjustments resulting from the following:

44

45

(1) a physical inventory of Controllable Material as provided for in Section V (Inventories of Controllable Material), or

46

(2) an offsetting entry (whether in whole or in part) that is the direct result of a specific joint interest audit exception granted by the

47

Operator relating to another property, or

48

(3) a government/regulatory audit, or

49

(4) a working interest ownership or Participating Interest adjustment.

50

51

5. EXPENDITURE AUDITS

52

53

A. A Non-Operator, upon written notice to the Operator and all other Non-Operators, shall have the right to audit the Operator's

54

accounts and records relating to the Joint Account within the twenty-four (24) month period following the end of such calendar year in

55   which such bill was rendered; however, conducting an audit shall not extend the time for the taking of written exception to and the

56

adjustment of accounts as provided for in Section 1.4 (Adjustments). Any Party that is subject to payout accounting under the

57

Agreement shall have the right to audit the accounts and records of the Party responsible for preparing the payout statements, or of

58   the Party furnishing information to the Party responsible for preparing payout statements. Audits of payout accounts may include the

59   volumes of hydrocarbons produced and saved and proceeds received for such hydrocarbons as they pertain to payout accounting

60   required under the Agreement. Unless otherwise provided in the Agreement, audits of a payout account shall be conducted within the

61

twenty-four (24) month period following the end of the calendar year in which the payout statement was rendered.

62

63

Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a

64    manner that will result in a minimum of inconvenience to the Operator. The Operator shall bear no portion of the Non-Operators'

65    audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year

66

without prior approval of the Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of

1

those Non-Operators approving such audit.

2

3

The Non-Operator leading the audit (hereinafter "lead audit company") shall issue the audit report within ninety (90) days after

4

completion of the audit testing and analysis; however, the ninety (90) day time period shall not extend the twenty-four (24) month

5      requirement for taking specific detailed written exception as required in Section I.4.A (Adjustments) above. All claims shall be

6      supported with sufficient documentation.

7

8

A timely filed written exception or audit report containing written exceptions (hereinafter "written exceptions") shall, with respect to

9

the claims made therein, preclude the Operator from asserting a statute of limitations defense against such claims, and the Operator

10     hereby waives its right to assert any statute of limitations defense against such claims for so long as any Non-Operator continues to

11     comply with the deadlines for resolving exceptions provided in this Accounting Procedure. If the Non-Operators fail to comply with

12   the additional deadlines in Section I.5.B or I.5.C, the Operator's waiver of its rights to assert a statute of limitations defense against

13      the claims brought by the Non-Operators shall lapse, and such claims shall then be subject to the applicable statute of limitations,

14   provided that such waiver shall not lapse in the event that the Operator has failed to comply with the deadlines in Section 1.5.B or

15

I.S.C.

B. The Operator shall provide a written response to all exceptions in an audit report within one hundred eighty (180) days after Operator receives such report. Denied exceptions should be accompanied by a substantive response. If the Operator fails to provide substantive

19     response to an exception within this one hundred eighty (180) day period, the Operator will owe interest on that exception or portion

20   thereof, if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section

21

I.3.B (Advances and Payments by the Parties).

22

23

C. The lead audit company shall reply to the Operator's response to an audit report within ninety (90) days of receipt, and the Operator

24

shall reply to the lead audit company's follow-up response within ninety (90) days of receipt; provided, however, each Non-Operator

25     shall have the right to represent itself if it disagrees with the lead audit company's position or believes the lead audit company is not

26   adequately fulfilling its duties. Unless otherwise provided for in Section I.5.E, if the Operator fails to provide substantive response

27   to an exception within this ninety (90) day period, the Operator will owe interest on that exception or portion thereof, if ultimately

28      granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section I.3.B (Advances and

29

Payments by the Parties).

30

31

D. If any Party fails to meet the deadlines in Sections I.5.B or I.5.0 or if any audit issues are outstanding fifteen (15) months after

32

Operator receives the audit report, the Operator or any Non-Operator participating in the audit has the right to call a resolution

33   meeting, as set forth in this Section I.5.D or it may invoke the dispute resolution procedures included in the Agreement, if applicable.

34   The meeting will require one month's written notice to the Operator and all Non-Operators participating in the audit. The meeting

35    shall be held at the Operator's office or mutually agreed location, and shall be attended by representatives of the Parties with

36    authority to resolve such outstanding issues. Any Party who fails to attend the resolution meeting shall be bound by any resolution

37    reached at the meeting. The lead audit company will make good faith efforts to coordinate the response and positions of the

38    Non-Operator participants throughout the resolution process; however, each Non-Operator shall have the right to represent itself.

39    Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information

40    supporting its position. A resolution meeting may be held as often as agreed to by the Parties. Issues unresolved at one meeting may

41    be discussed at subsequent meetings until each such issue is resolved.

42

43

If the Agreement contains no dispute resolution procedures and the audit issues cannot be resolved by negotiation, the dispute shall

44

be submitted to mediation. In such event, promptly following one Party's written request for mediation, the Parties to the dispute

45   shall choose a mutually acceptable mediator and share the costs of mediation services equally. The Parties shall each have present

46   at the mediation at least one individual who has the authority to settle the dispute. The Parties shall make reasonable efforts to

47   ensure that the mediation commences within sixty (60) days of the date of the mediation request. Notwithstanding the above, any

48   Party may file a lawsuit or complaint (1) if the Parties are unable after reasonable efforts, to commence mediation within sixty (60)

49

days of the date of the mediation request, (2) for statute of limitations reasons, or (3) to seek a preliminary injunction or other

50   provisional judicial relief, if in its sole judgment an injunction or other provisional relief is necessary to avoid irreparable damage or

51   to preserve the status quo. Despite such action, the Parties shall continue to try to resolve the dispute by mediation.

52

53

E. q (Optional Provision – Forfeiture Penalties)

54

If the Non-Operators fail to meet the deadline in Section I.5.C, any unresolved exceptions that were not addressed by the Non-

55   Operators within one (1) year following receipt of the last substantive response of the Operator shall be deemed to have been

56    withdrawn by the Non-Operators. If the Operator fails to meet the deadlines in Section I.5.B or 15.C, any unresolved exceptions that

57    were not addressed by the Operator within one (1) year following receipt of the audit report or receipt of the last substantive response

58       of the Non-Operators, whichever is later, shall be deemed to have been granted by the Operator and adjustments shall be made,

59

 without interest, to the Joint Account.

60

61

6. APPROVAL BY PARTIES

62

63

A. GENERAL MATTERS

64

65

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other Sections of this Accounting

66

Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the

1

Operator shall notify all Non-Operators of the Operator's proposal and the agreement or approval of a majority in interest of the

2

Non-Operators shall be controlling on all Non-Operators.

3

4

This Section I.6.A applies to specific situations of limited duration where a Party proposes to change the accounting for charges from

5

that prescribed in this Accounting Procedure. This provision does not apply to amendments to this Accounting Procedure, which are

6

covered by Section I.6.B.

7

8

B. AMENDMENTS

9

10

If the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, this Accounting

11

Procedure can be amended by an affirmative vote of two

 (2) or more Parties, one of which is the Operator,

12

having a combined working interest of at least

51

percent ( 51%), which approval shall be binding on all Parties,

13

provided, however, approval of at least one (1) Non-Operator shall be required.

14

15

C. AFFILIATES

16

17

For the purpose of administering the voting procedures of Sections I.6.A and I.6.B, if Parties to this Agreement are Affiliates of each

18

other, then such Affiliates shall be combined and treated as a single Party having the combined working interest or Participating

19

Interest of such Affiliates.

20

21

For the purposes of administering the voting procedures in Section I.6.A, if a Non-Operator is an Affiliate of the Operator, votes

22

under Section I.6.A shall require the majority in interest of the Non-Operator(s) after excluding the interest of the Operator's

23

Affiliate.

24

25

II. DIRECT CHARGES

26

27

The Operator shall charge the Joint Account with the following items:

28

29

1. RENTALS AND ROYALTIES

30

31

Lease rentals and royalties paid by the Operator, on behalf of all Parties, for the Joint Operations.

32

33

2. LABOR

34

35

A. Salaries and wages, including incentive compensation programs as set forth in COPAS MFI-37 ("Chargeability of Incentive

36

Compensation Programs"), for:

37

38

(1) Operator's field employees directly employed On-site in the conduct of Joint Operations,

39

40

(2) Operator's employees directly employed on Shore Base Facilities, Offshore Facilities, or other facilities serving the Joint

41

Property if such costs are not charged under Section 11.6 (Equipment and Facilities Furnished by Operator) or are not a

42

function covered under Section III (Overhead),

43

44

(3) Operator's employees providing First Level Supervision,

45

46

(4) Operator's employees providing On-site Technical Services for the Joint Property if such charges are excluded from the

47

overhead rates in Section III (Overhead),

48

49

(5) Operator's employees providing Off-site Technical Services for the Joint Property if such charges are excluded from the

50

overhead rates in Section III (Overhead).

51

52

Charges for the Operator's employees identified in Section II.2.A may be made based on the employee's actual salaries and wages,

53

or in lieu thereof, a day rate representing the Operator's average salaries and wages of the employee's specific job category.

54

55

Charges for personnel chargeable under this Section II.2.A who are foreign nationals shall not exceed comparable compensation paid

56

to an equivalent U.S. employee pursuant to this Section 11.2, unless otherwise approved by the Parties pursuant to Section

57

I.6.A (General Matters).

58

59

B. Operator's cost of holiday, vacation, sickness, and disability benefits, and other customary allowances paid to employees whose

60

salaries and wages are chargeable to the Joint Account under Section II.2.A, excluding severance payments or other termination

61

allowances. Such costs under this Section 11.2.B may be charged on a "when and as-paid basis" or by "percentage assessment" on the

62

amount of salaries and wages chargeable to the Joint Account under Section II.2.A. If percentage assessment is used, the rate shall

63

be based on the Operator's cost experience.

64

65

C. Expenditures or contributions made pursuant to assessments imposed by governmental authority that are applicable to costs

66

chargeable to the Joint Account under Sections II.2.A and B.

            1

                                                                                                         D. Personal Expenses of personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A when the

2

expenses are incurred in connection with directly chargeable activities.

3

4

                                                                                                          E. Reasonable relocation costs incurred in transferring to the Joint Property personnel whose salaries and wages are chargeable to the

5                       Joint Account under Section II.2.A. Notwithstanding the foregoing, relocation costs that result from reorganization or merger of a

6                       Party, or that are for the primary benefit of the Operator, shall not be chargeable to the Joint Account. Extraordinary relocation

7                       costs, such as those incurred as a result of transfers from remote locations, such as Alaska or overseas, shall not be charged to the

8

Joint Account unless approved by the Parties pursuant to Section I.6.A (General Matters).

9

10

                                                                                                              F. Training costs as specified in COPAS MFI-35 ("Charging of Training Costs to the Joint Account") for personnel whose salaries and

11                     wages are chargeable under Section II.2.A. This training charge shall include the wages, salaries, training course cost, and Personal

12                     Expenses incurred during the training session. The training cost shall be charged or allocated to the property or properties directly

13                     benefiting from the training. The cost of the training course shall not exceed prevailing commercial rates, where such rates are

14

available.

15

16

                                                                                                               G. Operator's current cost of established plans for employee benefits, as described in COPAS MFI-27 ("Employee Benefits Chargeable

17                     to Joint Operations and Subject to Percentage Limitation"), applicable to the Operator's labor costs chargeable to the Joint Account

18                     under Sections II.2.A and B based on the Operator's actual cost not to exceed the employee benefits limitation percentage most

19

recently recommended by COPAS.

20

21

                                                                                                             H. Award payments to employees, in accordance with COPAS MFI-49 ("Awards to Employees and Contractors") for personnel whose

22

salaries and wages are chargeable under Section II.2.A.

23

24

3. MATERIAL

25

26

                                                                                                                            Material purchased or furnished by the Operator for use on the Joint Property in the conduct of Joint Operations as provided under Section

27                     IV (Material Purchases, Transfers, and Dispositions). Only such Material shall be purchased for or transferred to the Joint Property as

28                     may be required for immediate use or is reasonably practical and consistent with efficient and economical operations. The accumulation

29

        of surplus stocks shall be avoided.

30

31

4. TRANSPORTATION

32

33

A. Transportation of the Operator's, Operator's Affiliate's, or contractor's personnel necessary for Joint Operations.

34

35              B. Transportation of Material between the Joint Property and another property, or from the Operator's warehouse or other storage point

36              to the Joint Property, shall be charged to the receiving property using one of the methods listed below. Transportation of Material

37              from the Joint Property to the Operator's warehouse or other storage point shall be paid for by the Joint Property using one of the

38              methods listed below:

39

40

                                                                               (1) If the actual trucking charge is less than or equal to the Excluded Amount the Operator may charge actual trucking cost or a

41               theoretical charge from the Railway Receiving Point to the Joint Property. The basis for the theoretical charge is the per

42               hundred weight charge plus fuel surcharges from the Railway Receiving Point to the Joint Property . The Operator shall

43               consistently apply the selected alternative.

44

45

                                                                             (2) If the actual trucking charge is greater than the Excluded Amount, the Operator shall charge Equalized Freight. Accessorial

46               charges such as loading and unloading costs, split pick-up costs, detention, call out charges, and permit fees shall be charged

47               directly to the Joint Property and shall not be included when calculating the Equalized Freight.

48

49

5. SERVICES

50

51

                                                                                                                     The cost of contract services, equipment, and utilities used in the conduct of Joint Operations, except for contract services, equipment, and

52              utilities covered by Section III (Overhead), or Section 11.7 (Affiliates), or excluded under Section 11.9 (Legal Expense). Awards paid to

53

contractors shall be chargeable pursuant to COPAS MFI-49 ("Awards to Employees and Contractors").

54

55

The costs of third party Technical Services are chargeable to the extent excluded from the overhead rates under Section III (Overhead).

56

57      6. EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR

58

59

In the absence of a separately negotiated agreement, equipment and facilities furnished by the Operator will be charged as follows:

60

61             A. The Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including but not limited to

62             production facilities, Shore Base Facilities, Offshore Facilities, and Field Offices, at rates commensurate with the costs of ownership

63             and operation. The cost of Field Offices shall be chargeable to the extent the Field Offices provide direct service to personnel who

64             are chargeable pursuant to Section II.2.A (Labor). Such rates may include labor, maintenance, repairs, other operating expense,

65             insurance, taxes, depreciation using straight line depreciation method, and interest on gross investment less accumulated depreciation

66             not to exceed   ten

percent (  10

%) per annum; provided, however, depreciation shall not be charged when the

          1      equipment and facilities investment have been fully depreciated. The rate may include an element of the estimated cost for

2

abandonment, reclamation, and dismantlement. Such rates shall not exceed the average commercial rates currently prevailing in the

3     immediate area of the Joint Property.

4

5     B. In lieu of charges in Section II.6.A above, the Operator may elect to use average commercial rates prevailing in the immediate area

6  of the Joint Property, less twenty percent (20%). If equipment and facilities are charged under this Section 11.6.B, the Operator shall

7     adequately document and support commercial rates and shall periodically review and update the rate and the supporting

8  documentation. For automotive equipment, the Operator may elect to use rates published by the Petroleum Motor Transport

9

Association (PMTA) or such other organization recognized by COPAS as the official source of rates.

10

11

7. AFFILIATES

12

13    A. Charges for an Affiliate's goods and/or services used in operations requiring an AFE or other authorization from the Non-Operators

14

may be made without the approval of the Parties provided (i) the Affiliate is identified and the Affiliate goods and services are

15   specifically detailed in the approved AFE or other authorization, and (ii) the total costs for such Affiliate's goods and services billed

16

to such individual project do not exceed $ 5,000.00

If the total costs for an Affiliate's goods and services charged to such

17

individual project are not specifically detailed in the approved AFE or authorization or exceed such amount, charges for such

18

Affiliate shall require approval of the Parties, pursuant to Section 1.6.A (General Matters).

19

20

B. For an Affiliate's goods and/or services used in operations not requiring an AFE or other authorization from the Non-Operators,

21   charges for such Affiliate's goods and services shall require approval of the Parties, pursuant to Section I.6.A (General Matters), if the

22

charges exceed $  10,000.00

in a given calendar year.

23

24

C. The cost of the Affiliate's goods or services shall not exceed average commercial rates prevailing in the area of the Joint Property,

25    unless the Operator obtains the Non-Operators' approval of such rates. The Operator shall adequately document and support

26    commercial rates and shall periodically review and update the rate and the supporting documentation; provided, however,

27    documentation of commercial rates shall not be required if the Operator obtains Non-Operator approval of its Affiliate's rates or

28    charges prior to billing Non-Operators for such Affiliate's goods and services. Notwithstanding the foregoing, direct charges for

29

Affiliate-owned communication facilities or systems shall be made pursuant to Section 11.12 (Communications).

30

31

If the Parties fail to designate an amount in Sections II.7.A or II.7.B, in each instance the amount deemed adopted by the Parties as a

32    result of such omission shall be the amount established as the Operator's expenditure limitation in the Agreement. If the Agreement

33    does not contain an Operator's expenditure limitation, the amount deemed adopted by the Parties as a result of such omission shall be

34

zero dollars (S 0.00).

35

36 8. DAMAGES AND LOSSES TO JOINT PROPERTY

37

38

All costs or expenses necessary for the repair or replacement of Joint Property resulting from damages or losses incurred, except to the

39   extent such damages or losses result from a Party's or Parties' gross negligence or willful misconduct, in which case such Party or Parties

40

shall be solely liable.

41

42   The Operator shall furnish the Non-Operator written notice of damages or losses incurred as soon as practicable after a report has been

43

received by the Operator.

44

45

9. LEGAL EXPENSE

46

47    Recording fees and costs of handling, settling, or otherwise discharging litigation, claims, and liens incurred in or resulting from

48

operations under the Agreement, or necessary to protect or recover the Joint Property, to the extent permitted under the Agreement. Costs

49    of the Operator's or Affiliate's legal staff or outside attorneys, including fees and expenses, are not chargeable unless approved by the

50    Parties pursuant to Section I.6.A (General Matters) or otherwise provided for in the Agreement.

51

52    Notwithstanding the foregoing paragraph, costs for procuring abstracts, fees paid to outside attorneys for title examinations (including

53    preliminary, supplemental, shut-in royalty opinions, division order title opinions), and curative work shall be chargeable to the extent

54

 permitted as a direct charge in the Agreement.

55

56

57

10. TAXES AND PERMITS

58

59    All taxes and permitting fees of every kind and nature, assessed or levied upon or in connection with the Joint Property, or the production

60

therefrom, and which have been paid by the Operator for the benefit of the Parties, including penalties and interest, except to the extent the

61    penalties and interest result from the Operator's gross negligence or willful misconduct.

62

63    If ad valorem taxes paid by the Operator are based in whole or in part upon separate valuations of each Party's working interest, then

64    notwithstanding any contrary provisions, the charges to the Parties will be made in accordance with the tax value generated by each Party's

65    working interest.

66

          1      Costs of tax consultants or advisors, the Operator's employees, or Operator's Affiliate employees in matters regarding ad valorem or other

2

tax matters, are not permitted as direct charges unless approved by the Parties pursuant to Section I.6.A (General Matters).

3

4

Charges to the Joint Account resulting from sales/use tax audits, including extrapolated amounts and penalties and interest, are permitted,

5

provided the Non-Operator shall be allowed to review the invoices and other underlying source documents which served as the basis for

6

tax charges and to determine that the correct amount of taxes were charged to the Joint Account. If the Non-Operator is not permitted to

7

review such documentation, the sales/use tax amount shall not be directly charged unless the Operator can conclusively document the

8

amount owed by the Joint Account.

9

10

11. INSURANCE

11

12

Net premiums paid for insurance required to be carried for Joint Operations for the protection of the Parties. If Joint Operations are

13

               conducted at locations where the Operator acts as self-insurer in regard to its worker's compensation and employer's liability insurance

14

obligation, the Operator shall charge the Joint Account manual rates for the risk assumed in its self-insurance program as regulated by the

15

jurisdiction governing the Joint Property. In the case of offshore operations in federal waters, the manual rates of the adjacent state shall be

16

used for personnel performing work On-site, and such rates shall be adjusted for offshore operations by the U.S. Longshoreman and

17

Harbor Workers (US L&H) or Jones Act surcharge, as appropriate.

18

19

12. COMMUNICATIONS

20

21

Costs of acquiring, leasing, installing, operating, repairing, and maintaining communication facilities or systems, including satellite, radio

22

               and microwave facilities, between the Joint Property and the Operator's office(s) directly responsible for field operations in accordance

23

with the provisions of COPAS MFI-44 ("Field Computer and Communication Systems"). If the communications facilities or systems

24

serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Section 11.6 (Equipment and

25

Facilities Furnished by Operator). If the communication facilities or systems serving the Joint Property are owned by the Operator's

26

Affiliate, charges to the Joint Account shall not exceed average commercial rates prevailing in the area of the Joint Property. The Operator

27

shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting documentation.

13. ECOLOGICAL, ENVIRONMENTAL, AND SAFETY

32

               Costs incurred for Technical Services and drafting to comply with ecological, environmental and safety Laws or standards recommended by

33

Occupational Safety and Health Administration (OSHA) or other regulatory authorities. All other labor and functions incurred for

34

ecological, environmental and safety matters, including management, administration, and permitting, shall be covered by Sections 11.2

35

(Labor), 11.5 (Services), or Section III (Overhead), as applicable.

36

37

               Costs to provide or have available pollution containment and removal equipment plus actual costs of control and cleanup and resulting

38

responsibilities of oil and other spills as well as discharges from permitted outfalls as required by applicable Laws, or other pollution

39

containment and removal equipment deemed appropriate by the Operator for prudent operations, are directly chargeable.

40

41 14. ABANDONMENT AND RECLAMATION

42

43

Costs incurred for abandonment and reclamation of the Joint Property, including costs required by lease agreements or by Laws.

44

45

15. OTHER EXPENDITURES

46

47

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II (Direct Charges), or in Section III

48

(Overhead) and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the

49

Joint Operations. Charges made under this Section 11.15 shall require approval of the Parties, pursuant to Section I.6.A (General Matters).

50

51

52

III. OVERHEAD

53

54

As compensation for costs not specifically identified as chargeable to the Joint Account pursuant to Section II (Direct Charges), the Operator

55

shall charge the Joint Account in accordance with this Section III.

56

57

Functions included in the overhead rates regardless of whether performed by the Operator, Operator's Affiliates or third parties and regardless

58

of location, shall include, but not be limited to, costs and expenses of:

59

60

      • warehousing, other than for warehouses that are jointly owned under this Agreement

61

• design and drafting (except when allowed as a direct charge under Sections 11.13, 111.1. A(ii), and 111.2, Option B)

62

inventory costs not chargeable under Section V (Inventories of Controllable Material)

63

• procurement

64

• administration

65

• accounting and auditing

66

• gas dispatching and gas chart integration

1

human resources

2

• management

3

• supervision not directly charged under Section 11.2 (Labor)

4

• legal services not directly chargeable under Section 11.9 (Legal Expense)

5

• taxation, other than those costs identified as directly chargeable under Section II.10 (Taxes and Permits)

                                                                                                                                                                                                                                                                                                                                                                          6                          6                          • preparation and monitoring of permits and certifications; preparing regulatory reports; appearances before or meetings with

7

                                                                                                                            governmental agencies or other authorities having jurisdiction over the Joint Property, other than On-site inspections; reviewing,

8

interpreting, or submitting comments on or lobbying with respect to Laws or proposed Laws.

9

10

                                                                                                                                                       Overhead charges shall include the salaries or wages plus applicable payroll burdens, benefits, and Personal Expenses of personnel performing

11

overhead functions, as well as office and other related expenses of overhead functions.

12

13           1. OVERHEAD—DRILLING AND PRODUCING OPERATIONS

14

15

                                                                                                                               As compensation for costs incurred but not chargeable under Section II (Direct Charges) and not covered by other provisions of this

16

Section III, the Operator shall charge on either:

17

18

X (Alternative 1) Fixed Rate Basis, Section III.1.B.

19

__(Alternative 2) Percentage Basis, Section III.1.C.

20

21

A. TECHNICAL SERVICES

22

23

                                                                                                                         (i) Except as otherwise provided in Section 11.13 (Ecological Environmental, and Safety) and Section 111.2 (Overhead – Major

24

                                                                                                                    Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages,

25

                                                                                                               related payroll burdens and benefits, and Personal Expenses for On-site Technical Services, including third party Technical

26

Services:

27

28

(Alternative 1 – Direct) shall be charged direct to the Joint Account.

29

30

 (Alternative 2 – Overhead) shall be covered by the overhead rates.

31

32

                                                                                                                           (ii) Except as otherwise provided in Section 11.13 (Ecological, Environmental, and Safety) and Section 111.2 (Overhead – Major

33

                                                                                                                    Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages,

34

                                                                                                                 related payroll burdens and benefits, and Personal Expenses for Off-site Technical Services, including third party Technical

35

Services:

36

37

                           (Alternative 1 - All Overhead) shall be covered by the overhead rates.

39                       (Alternative 2 – All Direct) shall be charged direct  to the Joint Account.

                                                                                                      (Alternative 3 – Drilling Direct) shall be charged direct to the Joint Account, only to the extent such Technical         Services

42

                                                                                      are directly attributable to drilling, redrilling, deepening, or sidetracking operations, through completion, temporary

43

                                                                                          abandonment, or abandonment if a dry hole. Off-site Technical Services for all other operations, including workover,

44

                                                                                                   recompletion, abandonment of producing wells, and the construction or expansion of fixed assets not covered by Section

45

111.2 (Overhead - Major Construction and Catastrophe) shall be covered by the overhead rates.

46

47

                                                                                                                                                Notwithstanding anything to the contrary in this Section III, Technical Services provided by Operator's Affiliates are subject to limitations

48

                                                                                                                                               set forth in Section 11.7 (Affiliates). Charges for Technical personnel performing non-technical work shall not be governed by this Section

49

III.1.A, but instead governed by other provisions of this Accounting Procedure relating to the type of work being performed.

50

51

B. OVERHEAD—FIXED RATE BASIS

52

53

(1) The Operator shall charge the Joint Account at the following rates per well per month:

54

55

Drilling Well Rate per month $  11000.00

(prorated for less than a full month)

56

57

Producing Well Rate per month $  1,100.00

58

59

(2) Application of Overhead—Drilling Well Rate shall be as follows:

60

61

                                                                                                               (a) Charges for onshore drilling wells shall begin on the spud date and terminate on the date the drilling and/or completion

62

                                                                                                                   equipment used on the well is released, whichever occurs later. Charges for offshore and inland waters drilling wells shall

63

                                                                                                                             begin on the date the drilling or completion equipment arrives on location and terminate on the date the drilling or completion

64

                                                                                                                      equipment moves off location, or is released, whichever occurs first. No charge shall be made during suspension of drilling

65                                 and/or completion operations for fifteen (15) or more consecutive calendar days.

66

1

(b) Charges for any well undergoing any type of workover, recompletion, and/or abandonment for a period of five (5) or more

2

consecutive work–days shall be made at the Drilling Well Rate. Such charges shall be applied for the period from date

3

operations, with rig or other units used in operations, commence through date of rig or other unit release, except that no charges

4

shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

5

6

(3) Application of Overhead—Producing Well Rate shall be as follows:

7

8

(a) An active well that is produced, injected into for recovery or disposal, or used to obtain water supply to support operations for

9

any portion of the month shall be considered as a one-well charge for the entire month.

10

11

(b) Each active completion in a multi-completed well shall be considered as a one-well charge provided each completion is

12

considered a separate well by the governing regulatory authority.

13

14

(c) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well,

15

unless the Drilling Well Rate applies, as provided in Sections III.1.B.(2)(a) or (b). This one-well charge shall be made whether

16

or not the well has produced.

17

18

(d) An active gas well shut in because of overproduction or failure of a purchaser, processor, or transporter to take production shall

19

be considered as a one-well charge provided the gas well is directly connected to a permanent sales outlet.

20

21

(e) Any well not meeting the criteria set forth in Sections III.1.B.(3) (a), (b), (c), or (d) shall not qualify for a producing overhead

22

charge.

23

24

(4) The well rates shall be adjusted on the first day of April each year following the effective date of the Agreement; provided,

25

however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the

26

rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment

27

shall be computed by applying the adjustment factor most recently published by COPAS. The adjusted rates shall be the initial or

28

amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the

29

effective date of such rates, in accordance with COPAS MFI-47 ("Adjustment of Overhead Rates").

30

31

C. OVERHEAD—PERCENTAGE BASIS

32

33

(1) Operator shall charge the Joint Account at the following rates:

34

35

(a) Development Rate

percent (

) % of the cost of development of the Joint Property, exclusive of costs

36

provided under Section 11.9 (Legal Expense) and all Material salvage credits.

37

38

(b) Operating Rate

percent (

%) of the cost of operating the Joint Property, exclusive of costs

39

provided under Sections II.1 (Rentals and Royalties) and 11.9 (Legal Expense); all Material salvage credits; the value

40

of substances purchased for enhanced recovery; all property and ad valorem taxes, and any other taxes and assessments that

41

are levied, assessed, and paid upon the mineral interest in and to the Joint Property.

42

43

(2) Application of Overhead—Percentage Basis shall be as follows:

44

45

(a) The Development Rate shall be applied to all costs in connection with:

46

47

[i] drilling, redrilling, sidetracking, or deepening of a well

48

[ii] a well undergoing plugback or workover operations for a period of five (5) or more consecutive work–days

49

[iii] preliminary expenditures necessary in preparation for drilling

50

[iv] expenditures incurred in abandoning when the well is not completed as a producer

51

[v] construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a

52

fixed asset, other than Major Construction or Catastrophe as defined in Section 111.2 (Overhead-Major Construction

53

and Catastrophe).

54

55

(b) The Operating Rate shall be applied to all other costs in connection with Joint Operations, except those subject to Section 111.2

56

(Overhead-Major Construction and Catastrophe).

57

58         2. OVERHEAD—MAJOR CONSTRUCTION AND CATASTROPHE

59

60

To compensate the Operator for overhead costs incurred in connection with a Major Construction project or Catastrophe, the Operator

61

shall either negotiate a rate prior to the beginning of the project, or shall charge the Joint Account for overhead based on the following

62

rates for any Major Construction project in excess of the Operator's expenditure limit under the Agreement, or for any Catastrophe

63

regardless of the amount. If the Agreement to which this Accounting Procedure is attached does not contain an expenditure limit, Major

64

Construction Overhead shall be assessed for any single Major Construction project costing in excess of $100,000 gross.

65

66

1

Major Construction shall mean the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly

2

discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantlement, abandonment,

3

removal, and restoration of platforms, production equipment, and other operating facilities.

4

                                                                                                                                                  5                   5              Catastrophe is defined as a sudden calamitous event bringing damage, loss, or destruction to property or the environment, such as an oil

6

spill, blowout, explosion, fire, storm, hurricane, or other disaster. The overhead rate shall be applied to those costs necessary to restore the

7

Joint Property to the equivalent condition that existed prior to the event.

8

9

A. If the Operator absorbs the engineering, design and drafting costs related to the project:

10

11

(1)

5

% of total costs if such costs are less than $100,000; plus

12

13

(2)

3

% of total costs in excess of $100,000 but less than $1,000,000; plus

14

15

(3)

2

% of total costs in excess of $1,000,000.

16

17

B.

If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:

18

19

(1)

3

% of total costs if such costs are less than $100,000; plus

20

21

(2)

2

% of total costs in excess of $100,000 but less than $1,000,000; plus

22

23

(3)

1

% of total costs in excess of $1,000,000.

24

25

Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single Major

26

Construction project shall not be treated separately, and the cost of drilling and workover wells and purchasing and installing pumping

27

units and downhole artificial lift equipment shall be excluded. For Catastrophes, the rates shall be applied to all costs associated with each

28

single occurrence or event.

29

30

On each project, the Operator shall advise the Non-Operator(s) in advance which of the above options shall apply.

31

32

For the purposes of calculating Catastrophe Overhead, the cost of drilling relief wells, substitute wells, or conducting other well operations

33

directly resulting from the catastrophic event shall be included. Expenditures to which these rates apply shall not be reduced by salvage or

34

insurance recoveries. Expenditures that qualify for Major Construction or Catastrophe Overhead shall not qualify for overhead under any

35

other overhead provisions.

36

37

In the event of any conflict between the provisions of this Section 111.2 and the provisions of Sections 11.2 (Labor), 11.5 (Services), or 11.7

38

(Affiliates), the provisions of this Section 111.2 shall govern.

39

40     3. AMENDMENT OF OVERHEAD RATES

41

42

The overhead rates provided for in this Section III may be amended from time to time if, in practice, the rates are found to be insufficient

43

or excessive, in accordance with the provisions of Section I.6.B (Amendments).

44

45

46

IV. MATERIAL PURCHASES, TRANSFERS, AND DISPOSITIONS

47

48

The Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for direct purchases, transfers, and

49

dispositions. The Operator shall provide all Material for use in the conduct of Joint Operations; however, Material may be supplied by the Non-

50

Operators, at the Operator's option. Material furnished by any Party shall be furnished without any express or implied warranties as to quality,

51

fitness for use, or any other matter.

52

53

1. DIRECT PURCHASES

54

55

Direct purchases shall be charged to the Joint Account at the price paid by the Operator after deduction of all discounts received. The

56

Operator shall make good faith efforts to take discounts offered by suppliers, but shall not be liable for failure to take discounts except to

57

the extent such failure was the result of the Operator's gross negligence or willful misconduct. A direct purchase shall be deemed to occur

58

when an agreement is made between an Operator and a third party for the acquisition of Material for a specific well site or location.

59

Material provided by the Operator under "vendor stocking programs," where the initial use is for a Joint Property and title of the Material

60

does not pass from the manufacturer, distributor, or agent until usage, is considered a direct purchase. If Material is found to be defective

61

or is returned to the manufacturer, distributor, or agent for any other reason, credit shall be passed to the Joint Account within sixty (60)

62

days after the Operator has received adjustment from the manufacturer, distributor, or agent.

63

1

2. TRANSFERS

2

                                                                                                                                                         3                  3             A transfer is determined to occur when the Operator (i) furnishes Material from a storage facility or from another operated property, (ii) has

4

assumed liability for the storage costs and changes in value, and (iii) has previously secured and held title to the transferred Material.

5

Similarly, the removal of Material from the Joint Property to a storage facility or to another operated property is also considered a transfer;

6

provided, however, Material that is moved from the Joint Property to a storage location for safe-keeping pending disposition may remain

7

charged to the Joint Account and is not considered a transfer. Material shall be disposed of in accordance with Section IV.3 (Disposition of

8

Surplus) and the Agreement to which this Accounting Procedure is attached.

9

10

A. PRICING

11

12

The value of Material transferred to/from the Joint Property should generally reflect the market value on the date of physical transfer.

13

Regardless of the pricing method used, the Operator shall make available to the Non-Operators sufficient documentation to verify the

14

Material valuation. When higher than specification grade or size tubulars are used in the conduct of Joint Operations, the Operator

15

shall charge the Joint Account at the equivalent price for well design specification tubulars, unless such higher specification grade or

16

sized tubulars are approved by the Parties pursuant to Section I.6.A (General Matters). Transfers of new Material will be priced

17

using one of the following pricing methods; provided, however, the Operator shall use consistent pricing methods, and not alternate

18

between methods for the purpose of choosing the method most favorable to the Operator for a specific transfer:

19

20

(1) Using published prices in effect on date of movement as adjusted by the appropriate COPAS Historical Price Multiplier (HPM)

21

or prices provided by the COPAS Computerized Equipment Pricing System (CEPS).

22

23

(a) For oil country tubulars and line pipe, the published price shall be based upon eastern mill carload base prices (Houston,

24

Texas, for special end) adjusted as of date of movement, plus transportation cost as defined in Section IV.2.B (Freight).

25

26

(b) For other Material, the published price shall be the published list price in effect at date of movement, as listed by a Supply

27

Store nearest the Joint Property where like Material is normally available, or point of manufacture plus transportation

28

costs as defined in Section IV.2.B (Freight).

29

30

(2) Based on a price quotation from a vendor that reflects a current realistic acquisition cost.

31

32

(3) Based on the amount paid by the Operator for like Material in the vicinity of the Joint Property within the previous twelve (12)

33

months from the date of physical transfer.

34

35

(4) As agreed to by the Participating Parties for Material being transferred to the Joint Property, and by the Parties owning the

36

Material for Material being transferred from the Joint Property.

37

38

B. FREIGHT

39

40

Transportation costs shall be added to the Material transfer price using the method prescribed by the COPAS Computerized

41

Equipment Pricing System (CEPS). If not using CEPS, transportation costs shall be calculated as follows:

42

43

(1) Transportation costs for oil country tubulars and line pipe shall be calculated using the distance from eastern mill to the

44

Railway Receiving Point based on the carload weight basis as recommended by the COPAS MFI-38 ("Material Pricing

45

Manual") and other COPAS MFI's in effect at the time of the transfer.

46

47

(2) Transportation costs for special mill items shall be calculated from that mill's shipping point to the Railway Receiving Point.

48

For transportation costs from other than eastern mills, the 30,000-pound interstate truck rate shall be used. Transportation costs

49

for macaroni tubing shall be calculated based on the interstate truck rate per weight of tubing transferred to the Railway

50

Receiving Point.

51

52

(3) Transportation costs for special end tubular goods shall be calculated using the interstate truck rate from Houston, Texas, to the

53

Railway Receiving Point.

54

55

(4) Transportation costs for Material other than that described in Sections IV.2.B.(1) through (3), shall be calculated from the

56

Supply Store or point of manufacture, whichever is appropriate, to the Railway Receiving Point

57

58

Regardless of whether using CEPS or manually calculating transportation costs, transportation costs from the Railway Receiving Point

59

to the Joint Property are in addition to the foregoing, and may be charged to the Joint Account based on actual costs incurred. All

                                                                                                                                                         60          transportation costs are subject to Equalized Freight as provided in Section 11.4 (Transportation) of this Accounting Procedure.

61

62

C. TAXES

63

                                                                                                                                                         64           Sales and use taxes shall be added to the Material transfer price using either the method contained in the COPAS Computerized

65

Equipment Pricing System (CEPS) or the applicable tax rate in effect for the Joint Property at the time and place of transfer. In either

                                                                                                                                                           66           case, the Joint Account shall be charged or credited at the rate that would have governed had the Material been a direct purchase.

EXHIBIT "D"

INSURANCE

Attached to and made a part of that certain
Operating Agreement by and between
MA THON OIL COMPANY, as Operator and
WENTWORTH ENERGY, INC., as Non-Operator
Dated November 1, 2006.

INSURANCE. As to all operations hereunder, Operator shall carry for the benefit and protection of the parties hereto workmen's compensation insurance (including Occupational disease coverage) in accordance with the laws of the State of Louisiana; and Employer's Liability Insurance with a minimum of $5,000,000.00 each accident. Operator shall not be required to carry any other insurance for the account of all Working Interest Owners to the extent that such self-insurance is in compliance with the laws of the State of Texas. Except for liability resulting from the gross negligence or willful misconduct of Operator, its agents or employees, the liability, if any, of the parties hereto in damages for claims growing out of personal injury to or death of third persons or injury or destruction of property of third persons resulting from the operation and development of the Contract Area shall be borne by the parties hereto in the proportions of their respective Working Interest Percentages; and each party individually may acquire such insurance as it deems proper to protect itself against such claims and for damages. Operator shall require all third-party contractors or subcontractors performing working in or on the Contract Area to carry insurance for the benefit and protection of the Working Interest Owners consistent with Operator's then existing minimum requirements which shall include, but not be limited to, statutory Worker's Compensation (including Occupational Disease) coverage, Employer's Liability and General Liability Insurance.

EXHIBIT "E"
GAS BALANCING AGREEMENT

Attached to and made a part of that certain Operating Agreement dated November 1, 2006, by and between MARATHON OIL COMPANY, as Operator, and the other signatory thereto as Non-Operator.

WHEREAS, one or more of the parties may from time to time be unable and /or unwilling to take and/or to deliver their full percentage share of gas to a gas purchaser; and

WHEREAS, it is the desire of the parties to enter into this gas balancing agreement to govern the relationship one to the other as that relationship will be affected from time to time by virtue of any party's not taking its percentage share of gas and, therefore, becoming out-of-balance;

NOW, THEREFORE, in consideration of each party's right to share proportionately by Source of Supply in the total cumulative gas and of the additional covenants and agreements herein contained to be kept and performed by each of the parties hereto, said parties agree as follows:

A.

DEFINITIONS

1.

"Operating Agreement" shall mean the operating agreement to which this exhibit is attached.

2.

"Joint Account Well" shall mean each well governed by the terms and provisions of the Operating Agreement.

3.

"Gas" shall mean natural gas produced from Joint Account Wells, either produced as gas or obtained by primary field separation from oil wells.

4.

"Wellhead Liquids" shall mean liquid hydrocarbons obtained from primary field separation.

5.

"Percentage Ownership" shall mean the percentage interest of each party in the wells as set forth in the Operating Agreement.

6.

"Overproduced Party" shall mean a party who has Cumulative Overproduction.

7.

"Underproduced Party" shall mean a party who has Cumulative Underproduction. The same party may be both an Overproduced Party and a Underproduced Party, but not in the same Source of Supply.

8.

"Source of Supply" shall refer to differences in the legal status of the Gas or differences in the physical production of the Gas. For example, each well shall be considered a Source of Supply, and if a well is completed and producing Gas from more than one formation through separate production strings, each formation shall be considered a separate Source or Supply.

9.

"MER" shall mean the total daily maximum efficient rate of hydrocarbon withdrawal from each separately produced reservoir, which, if exceeded for a sustained period of time; would lead to underground waste in the form of reduced ultimate recovery from such reservoir.

10.

"Disposable Production" shall mean Gas produced from a Source of Supply less Gas from that Source of Supply used in operations, vented or lost. Disposable Production may be cumulative or for a period.

11.

"Cumulative Underproduction" shall mean the amount by which the cumulative volume of Gas from a Source of Supply taken by a party is less than the volume of Gas obtained by multiplying that party's Percentage Ownership by cumulative Disposable Production.

12.

"Cumulative Overproduction" shall mean the amount by which the cumulative volume of Gas in a Source of Supply taken by a party exceeds the volume of Gas obtained by multiplying that party's Percentage Ownership by cumulative Disposable Production.

B.

OWNERSHIP AND SALE OF PRODUCTION

1.

Ownership of Production: Each party shall own and have the right to take its Percentage Ownership in Disposable Production in each Source of Supply in kind and separately to utilize or market its Disposable Production.

2.

Sale of Production: If at any time fewer than all the parties are utilizing or marketing their full Percentage Ownership in Disposable Production, the parties who are utilizing or marketing Gas shall have the right and option, but not the obligation, hereunder, to produce at the current MER and utilize or market all of the Gas so produced. All parties shall have the right and obligation to own and market the Wellhead Liquids, as produced, in proportion to their Percentage Ownerships irrespective of the fact that one or more parties may not be utilizing or marketing Gas. It is agreed that Gas which is attributable to the Percentage Ownership of any party but which was not utilized or marketed by that party shall be deemed stored in the reservoir for production at a later time and no current payment with respect to such stored gas shall be required from the parties utilizing or marketing Gas.

C.

MAINTENANCE OF BALANCE

1.

If there is more than one purchaser or more than one disposition of the Gas, each Party in contemplation of its respective gas purchase contract commitment, or other disposition, will endeavor to maintain, as near as possible, the balance between the volume of Gas obtained by multiplying that party's Percentage Ownership by cumulative Disposable Production and the actual cumulative volume of Gas from a Source of Supply taken by the party. A party will be in balance when such party has utilized or sold its Percentage Ownership in the Disposable Production.

2.

The Operator shall make a good faith effort to determine the point in time at which the estimated remaining gas of each Source of Supply will be depleted and shall give notice to each of the parties at least 30 days before the first day of the month nearest the estimated date on which the estimated remaining gas is equal to the total Cumulative Overproduction of all parties. Then, as of such first day of the month, each Underproduced Party shall be entitled, but not obligated, to take 100% of Gas from such Source of Supply until it shall have recovered as much of its Cumulative Underproduction from such Source of Supply as remains in the reservoir(s). After receipt of such notice from the Operator and prior to such first day of the month, any Overproduced party may elect to offer to balance in cash and continue to market its Percentage Ownership of Disposable Production by giving written notice to each of the parties. Actual payment of cash must then be made within sixty (60) days after giving the notice of election.

3.

As of the day that production of Gas from a Source of Supply is permanently discontinued, settlement for such Source of Supply for overproduction shall be made between each Overproduced and Underproduced Party by balancing in cash as set forth in Section E below. After such settlement for a Source of Supply, all parties will be in balance and there will no longer be any Overproduced or Underproduced Parties for that Source of Supply.

4.

In addition, any Overproduced Party has the right, but not the obligation, once per calendar year to settle for any Source of Supply by balancing in cash with any or all of the Underproduced Parties for the then outstanding Gas imbalance as reported by Operator pursuant to Section F. The Overproduced party shall provide a thirty (30) day notification to the affected Underproduced Party. Balancing in cash shall be performed as set forth in Section E.

D.

BALANCING IN KIND

For the purpose of balancing Gas production in each Source of Supply as soon as practical, each Overproduced Party shall make available to each Underproduced Party in a Source of Supply at the current MER or allowable, whichever is less, but not to exceed 25% of the Overproduced Party's Disposable Production. If at any time more than one Underproduced

Party is taking Gas in excess of its Percentage Ownership in the same Source of Supply in order to balance its Gas production, then each such Underproduced Party shall be entitled to a share of the Gas required to be made available hereunder by the Overproduced Parties in the ratio that the Percentage Ownership of the Underproduced Party in the Source of Supply bears to the total Percentage Ownership of such Underproduced Parties who are taking Gas in excess of their Percentage Ownership in the same Source of Supply.

E.

BALANCING IN CASH

If any Overproduced Party balances in cash, the Overproduced Party shall remit to the Operator for the account of all Underproduced Parties the "value" per MCF, less (a) all severance or other production taxes and (b) all royalties which have been paid with respect to such production, of such Overproduced Party's Cumulative Overproduction in the Source of Supply. For purposes of this section, "value" shall be calculated as the weighted average price received by the Overproduced Party, including net proceeds received from the extraction of liquid hydrocarbons, if any, at a gas processing plant, each month that such party took more than its Percentage Ownership of Disposable Production. Value" shall not include the value of the Wellhead Liquids during such period(s).

All such payments shall be made by the Overproduced Parties to the Operator within 60 (sixty) days, who shall be charged with the duty of distributing the funds received proportionately to each Underproduced Party based on the "value", calculated as described immediately above, of its share of the total Cumulative Underproduction. The Operator shall remit payment within 30 (thirty) days of receipt from the Overproduced Party; provided, however the Operator shall have no liability with respect to the correctness of the amounts received by it from any Overproduced Party (other than Operator) for distribution, being entitled to rely on such statements as may be furnished by each such Overproduced Party.

F.

OPERATOR'S STATEMENTS

On or before the end of each calendar month, Operator shall furnish each party hereto a statement showing the total volume of Gas in each Source of Supply taken by party during the 3rd preceding calendar month, the cumulative volume in each Source of Supply taken by each party as of the end of that month, and the Cumulative Overproduction or Underproduction, if any, of each party as of the end of that month. The volumes to be used in the calculations for these statements shall be the same volumes used to account for production, sale, and disposition to the applicable regulatory agency and royalty owners.

G.

GAS PLANT LIQUIDS

It is contemplated that some of the parties may arrange to have their Gas processed in a gas processing plant for the recovery of liquefiable hydrocarbons. This Agreement is not intended to afford a basis for balancing, other than for cash balancing as set forth in Section E, any liquefiable hydrocarbons recovered from a gas processing plant.

H.

PAYMENT OF PRODUCTION TAXES

Where parties hereto are selling Gas from the same Source of Supply to different purchasers or to the same purchaser at a different price, then each party utilizing or marketing Gas shall pay severance and production taxes on that production.

REFUND OBLIGATION

If any portion of a price per MCF used to determine value is or has been collected subject to refund, upon orders of the Federal Energy Regulatory Commission (FERC) unless the Underproduced Party furnishes a corporate undertaking agreement to hold the Overproduced Party harmless from financial loss, including interest FERC prescribed rates, due to action by FERC, then that portion of the price subject to refund be withheld by the Overproduced Party and not be paid unless and until such refundable portion of said price is ultimately approved by FERC and no longer subject to further appeal.

J.

DELIVERABILITY TESTS

Nothing herein shall be construed to deny any party the right from time to time, to produce and take or deliver to its purchaser an entire well stream, if necessary, for a deliverability test not to exceed seventy-two (72) hours duration required under such party's gas sales contract.

K.

TERM

This Agreement shall terminate as to a Source of Supply, when production from the Source of Supply permanently ceases and the parties accounts are in balance according to this Agreement.

L.

INDEMNITY

If and only to the extent that Sections D and E of this Agreement are implemented, each party hereby indemnifies and agrees to defend the other parties hereto against all liability for all claims which may be asserted by third parties under a contract with less than all parties, whether now or hereafter existing, between said third party and such indemnifying party arising out of the operation of this Agreement or activities of any party under is provisions, and further agrees to save the other parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

M.

OPERATOR'S LIABILITY

The Operator under the Operating Agreement is authorized to carry out the provisions of this Agreement, but shall not be liable for its failure to do so as long as it acts in good faith and as would a reasonably prudent Operator in the same or similar circumstances.

N.

SEPARATE AGREEMENT

This Agreement shall be construed as a separate agreement as to each separate Source of Supply in the consent Joint Account Wells and in each separate non-consent Joint Account Well.

0.

SUCCESSORS AND ASSIGNS

The terms, covenants and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The parties hereto agree to make any subsequent contact for the sale of Gas subject to the Operating Agreement and to give notice of the existence of this Agreement to any successor in interest and make any transfer of any interest in any Source of Supply subject to the terms of this Agreement.

EXHIBIT "F"

Attached to and made a part of that certain
Operating Agreement dated between
MARATHON OIL COMPANY, as Operator and
WENTWORTH ENERGY, INC., as Non Operator
dated November 1, 2006

NON-DISCRIMINATION

Operator and all Non-Operators hereby agree to comply with any and all applicable Fair Employment Practice Laws.

EXHIBIT "G"

Attached to and made a part of that certain
Operating Agreement dated between
MARATHON OIL COMPANY, as Operator and
WENTWORTH ENERGY, INC., as Non Operator
Dated November 1, 2006

The limitations for expenditures imposed on the Operator throughout this agreement shall be adjusted from time to time during the term hereof as of the first day of April of any year following the effective date of this agreement when, on applying the most recent COPAS Inflation Index, such limitation would increase by Five Thousand Dollars ($5,000.00) cumulative from date of last adjustment. When under the provisions of this section the limitation increases, Operator shall notify working interest parties in writing of the new limitations.